                             SPS TECHNOLOGIES, INC.

                      EMPLOYEES SAVINGS AND INVESTMENT PLAN

                                (PLAN NUMBER 004)


                              AMENDED AND RESTATED

                            EFFECTIVE JANUARY 1, 1999

                             SPS TECHNOLOGIES, INC.

                      EMPLOYEES SAVINGS AND INVESTMENT PLAN

                                (PLAN NUMBER 004)

                              AMENDED AND RESTATED

                            EFFECTIVE JANUARY 1, 1999


                                TABLE OF CONTENTS
                                -----------------
Article                                                                     Page
-------                                                                     ----

              Preamble

     I.       Purpose                                                          3

    II.       Definitions                                                      4

   III.       Participation                                                   30

    IV.       Participant Savings                                             32

     V.       Company Contributions                                           42

    VI.       Investment Provisions                                           48

   VII.       Participants' Accounts                                          50

  VIII.       Distribution and Vesting                                        62

    IX.       Terminated Participants                                         75

     X.       Administration                                                  77

    XI.       The Trust                                                       90

   XII.       Amendment and Termination                                       95

  XIII.       Top Heavy Provisions                                            98

   XIV.       Withdrawals During Employment                                  108

Article                                                                     Page
-------                                                                     ----

    XV.       Loans From The Plan                                            118

   XVI.       General Provisions                                             129

              Schedule A:  ADP and ACP Tests and
                Related Limits on Contributions                              133

              Schedule B:  Determination of Highly
                Compensated Employees                                        163

              Schedule C: Distribution Dates                                 167

              Schedule D:  USERRA Provisions                                 173

              Schedule E:  Participating Subsidiaries                        181

              Schedule F:  Special Provisions                                182

                     KEY TO INTERNAL REFERENCES IN THIS PLAN







                  2.1 Section

                      (a) Subsection

                          (1) paragraph

                              (A) clause

                                  (i) [not named]

                                      (I) [not named]

                             SPS TECHNOLOGIES, INC.

                      EMPLOYEES SAVINGS AND INVESTMENT PLAN



                  WHEREAS, SPS Technologies, Inc. (the "Company") adopted the SPS Technologies, Inc. Exempt Employees Savings and Investment Plan ("EESIP"), effective August 1, 1979, for certain of its employees; and

                  WHEREAS, the Company adopted the SPS Technologies, Inc. Non-Exempt Employees Savings and Investment Plan ("NEESIP"),effective July 1, 1984, for certain of its employees; and

                  WHEREAS, EESIP and NEESIP have been amended from time to time, and were amended and restated, effective January 1, 1989; and

                  WHEREAS, the Company has since merged EESIP with and into NEESIP, effective December 31, 1998; and

                  WHEREAS, the Company has changed the name of NEESIP to the SPS Technologies, Inc. Employees Savings and Investment Plan (the "Plan"); and

                  WHEREAS, the Company desires at this time to amend and restate the Plan, to comply with recent changes to the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974, as amended from time to time;

                  NOW THEREFORE, except as otherwise provided, effective January 1, 1999, the Plan is continued, renamed, amended, and restated as hereinafter set forth:

                                    ARTICLE I

                                     PURPOSE
                                     -------

                  1.1 Purpose. SPS Technologies, Inc., desiring to provide systematically for the payment of benefits to its employees on account of retirement, death, or total disability, to reward loyalty and service, and to strengthen the bond between its employees and itself, herewith continues this plan known as the SPS Technologies, Inc. Employees Savings and Investment Plan.

                  1.2 Type of Plan. For purposes of compliance with section 401(a)(27)(B) of the Internal Revenue Code, this plan shall be designated a profit sharing plan.

                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

                  Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural, and vice-versa.

                  2.1 "Accounts" or "Participant Account" shall mean the separate entries maintained in the records of the Trustee which represent a Participant's interest in the Fund.

                      (a) "Salary Redirection Account" means a record separately maintained for each Participant, accounting for Pre-Tax Salary Redirection Contributions made by the Participant and the investment performance of such contributions.

                      (b) "401(k) Account" means a record separately maintained for each Participant, accounting for elective contributions made by the Participant, accounting for elective contributions made by the participant to a C-M Plan while he was participating in that plan and transferred to this Plan as a result of the merger of the C-M Plans into this Plan, and the investment performance of such contributions.

                      (c) "C-M Account" means a record separately maintained for each Participant, accounting for employer contributions made on behalf of the Participant while he was participating in a C-M Plan and transferred to this Plan as a result of the merger of the C-M Plans into this Plan, and the investment performance of such contributions.

                      (d) "Voluntary Account" means a record separately maintained for each Participant, accounting for voluntary employee contributions made by the Participant to a C-M Plan while he was participating in that plan and transferred to this Plan as a result of the merger of the C-M Plans into this Plan, and the investment performance of such contributions. The Voluntary Account shall be divided into two sub-accounts, which shall be the "pre-1987 account" and the "post-1986 account." All contributions made prior to January 1, 1987 shall be credited to the "pre-1987 account," and all contributions made on and after January 1, 1987 shall be credited to the "post-1986 account." Gains and losses shall be allocated to a given sub-account in the proportion that the amount in that sub-account as of the relevant Valuation Date bears to the total of the amounts in both sub-accounts as of that Valuation Date.

                      (e) "Rollover Account" means a record separately maintained for each Participant, accounting for amounts rolled over into the Fund as provided in Section 4.10, and the investment performance of such amounts.

                      (f) "Company Account" means a record separately maintained for each Participant, accounting for matching Contributions made by the Company on behalf of the Participant and the investment performance of such contributions.

                      (g) "Basic Account" means a record separately maintained for each Participant, accounting for After-Tax Basic Contributions made by the Participant and the investment performance of such contributions. The Basic Account shall be divided into two sub-accounts, which shall be the "pre-1987 account" and the "post-1986 account." All After-Tax Basic Contributions contributed prior to January 1, 1987 shall be credited to the "pre-1987 account," and all After-Tax Basic Contributions contributed on and after January 1, 1987 shall be credited to the "post-1986 account." Gains and losses on After-Tax Basic Contributions shall be allocated to a given sub-account in the proportion that the amount in that sub-account as of the relevant Valuation Date bears to the total of the amounts in both sub-accounts as of that Valuation Date.

                      (h) "Supplemental Account" means a record separately maintained for each Participant, accounting for After-Tax Supplemental Contributions (if any) made by the Participant and the investment performance of such contributions. The Supplemental Account shall be divided into two sub-accounts, which shall be the "pre-1987 account" and the "post-1986 account." All After-Tax Supplemental Contributions contributed prior to January 1, 1987 shall be credited to the "pre-1987 account," and all After-Tax Supplemental Contributions contributed on and after January 1, 1987 shall be credited to the "post-1986 account." Gains and losses on After-Tax Supplemental Contributions shall be allocated to a given sub-account in the proportion that the amount in that sub-account as of the relevant Valuation Date bears to the total of the amounts in both sub-accounts as of that Valuation Date.

                      (i) "Salary Redirection Basic Account" means a record separately maintained for each Participant, accounting for Pre-Tax Salary Redirection Basic Contributions made by the Participant and the investment performance of such contributions.

                      (j) "Salary Redirection Supplemental Account" means a record separately maintained for each Participant, accounting for Pre-Tax Salary Redirection Supplemental Contributions (if any) made by the Participant and the investment performance of such contributions.

                  2.2 "ACP Test" shall mean the tests described in Section A.8(b) of Schedule A.

                  2.3 "ADP Test" shall mean the tests described in Section A.4(b) of Schedule A.

                  2.4 "Affiliated Company" shall mean:

                      (a) any parent or subsidiary of the Company (or company under common control with the Company) which is a member of the same controlled group of corporations (within the meaning of section 1563(a) of the Code) as the Company;

                      (b) any member of an affiliated service group, as determined under section 414(m) of the Code, of which the Company is a member;

                      (c) any trade or business under common control with the Company, as determined under section 414(c) of the Code; and

                      (d) any entity required to be aggregated with the Company pursuant to regulations under section 414(o) of the Code.

                  "50% Affiliated Company" shall mean an Affiliated Company, but with the phrase "more than 50%" substituted for the phrase "at least 80%" in section 1563(a) of the Code.

                  2.5 "Annual Additions" shall mean, for any Participant, for any Limitation Year, the sum of

                      (a) Salary Redirection Savings, Matching Contributions, and any other employer contributions; and

                      (b) any forfeitures allocated for the Limitation Year to the Participant's accounts under this Plan and any other defined contribution plan(s) maintained by the Company or a 50% Affiliated Company.

                  Any excess amounts distributed to a Participant under Sections A.3, A.7, A.11, and A.12 of Schedule A shall be included in determining the amount of that Participant's Annual Additions for the Limitation Year for which such amounts are contributed to the Plan.

                  Rollover contributions shall not be included in determining the amount of a Participant's Annual Additions.

                  Make-up contributions contributed by or on behalf of a Participant who has returned from military service shall be included in determining the amount of the Participant's Annual Additions for the Limitation Year to which the make-up contributions relate (not for the Limitation Year in which they are actually contributed).

                  2.6 "Board of Directors" shall mean the board of directors of the Company.

                  2.7 "C-M Plan" means the Cannon-Muskegon Corporation 401(k) Retirement Savings Plan for Hourly Employees on the Cannon-Muskegon Profit Sharing Plan, as in effect prior to the Effective Date.

                  2.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  2.9 "Administrative Committee" or "Retirement Committee" shall mean the persons appointed by the Board of Directors to supervise the administration of the Plan, as hereinafter provided.

                  2.10 "Company" shall mean SPS Technologies, Inc., a Pennsylvania corporation and its Participating Subsidiaries.

                  2.11 "Compensation" shall mean, for a given Participant, for a given Plan Year, the amount(s) which must be reported in the "wages, tips, other compensation" box on the Form(s) W-2 provided to the Participant by the Company, increased by elective contributions under sections 125, 402(e)(3), 402(h)(1)(B), and 403(b) of the Code.

                  For the Plan Year beginning in 1997, a Participant's annual Compensation shall not be more than $160,000. For Plan Years beginning after 1997, a Participant's annual Compensation shall not be more than the amount set by section 401(a)(17) of the Code, as adjusted for cost-of-living increases. In the case of a Plan Year which is less than 12 months long, the dollar limit on Compensation shall be determined by multiplying the annual limit by a fraction, the numerator of which is the number of full calendar months in the short Plan Year and the denominator of which is 12.

                  Until January 1, 1997, if a Participant is a five-percent (5%) owner of the Company or one of the 10 Highly Compensated Employees who receive the most pay from the Company and all Affiliated Companies, and if any of such Participant's family members are also Participants in the Plan, the Participant and his family member(s) shall be treated as one Participant for purposes of applying the dollar limit on Compensation described above. If, after the Compensation of the family members has been added up, the dollar limit on Compensation has been exceeded, each family member's pro-rata share of the dollar limit shall be determined, and that share shall be the family member's Compensation for the Plan Year.

                  For the purpose of the preceding paragraph, a Participant's "family members" are his spouse and his lineal descendants who have not attained age 19 by the end of the Plan Year in question. The family aggregation rule of the preceding paragraph shall not apply on or after January 1, 1997.

                  2.12 "Computation Period" shall mean for any employee the 12-month period beginning on the employee's date of employment by the Company or an Affiliated Company or on any anniversary of such date, and ending on the day before the anniversary thereof.

                  2.13 "Effective Date" shall mean (except as otherwise set forth herein) January 1, 1999, the effective date of this amended and restated Plan. The Plan was originally effective on July 1, 1984 (August 1, 1979 for the "EESIP").

             2.14 "Date of Employment" means the date on which an employee of the Company or any Subsidiary completes his first Hour of Service.

             2.15 "Date of Reemployment" means the first date following a Period of Severance that is not credited as Service under the Plan on which an employee of the Company or any Subsidiary performs an Hour of Service.

             2.16 "Eligible Employee" shall mean any Employee who is entitled to make Pre-Tax Salary Redirection Contributions and after-tax contributions to get Matching Contributions for all or any portion of a given Plan Year. An Eligible Employee shall be included in the ADP Test and ACP Test population for a given Plan Year regardless of whether he actually makes contributions for that Plan Year.

             2.17 "Employee" shall mean any person employed by the Company, including officers, shareholders, or directors who are employees, but excluding persons covered by a collective bargaining agreement, unless they are covered by a collective bargaining agreement that specifically provides for their participation hereunder. Notwithstanding the foregoing sentence, effective August 1, 1992, employees of the Marango division of The Arnold Engineering Co. who are covered by a collective bargaining agreement shall be considered Employees under this Section, and, effective August 1, 1996, employees of the Sevierville division of The Arnold Engineering Co. who are covered by a collective bargaining agreement shall be considered Employees under this Section. The term Employee shall not include any person who is a leased employee or an independent contractor, whether such person is later determined to be a common-law employee by the Internal Revenue Service or the courts, or not.

             2.18 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

             2.19 "Excess Deferral" shall mean the amount described in Section A.2(i) of Schedule A.

             2.20 "Fund" shall mean the fund established for this Plan, administered under the Trust Agreement, out of which benefits payable under this Plan shall be paid. Effective January 1, 1995, the Fund shall consist of the separate Funds, herein described, and any other Funds approved by the Employee Benefits Committee.

                  (a) Vanguard Windsor Fund is a growth and income stock fund which seeks long-term growth of capital and income by investing in a portfolio of common stocks. As a secondary objective, this fund also seeks a reasonable level of current income.

                           (b) Vanguard Wellington Fund is a balanced fund which
is designed to provide conservative investors with a prudent investment program with the following objectives: (1) conservation of principal; (2) reasonable income return; and (3) profits without undue risks.

                           (c) Vanguard Primecap Fund is a growth stock fund
which seeks long-term growth of capital by investing principally in a portfolio of common stocks. Dividend income is incidental.

                           (d) Vanguard International Growth Fund is an
international stock fund which seeks long-term capital growth by investing in the common stocks of companies based outside of the United States. Dividend income is incidental.

                           (e) Vanguard Total Bond Market Index Fund is a
intermediate-term bond fund which seeks to match the total return of the Lehman Brothers Aggregate Bond Index.

                           (f) Vanguard Retirement Savings Trust is an
unsegregated fund, together with the earnings thereon invested primarily in investment contracts issued by commercial banks and other similar types of fixed principal investments.

                           (g) Vanguard Small-Cap Index Fund is a fund that
attempts to provide investment results that parallel the performance of the unmanaged Russell 2000 Small Stock Index (200 small capitalization common stocks).

                           (h) Vanguard 500 Index Fund is a fund that attempts
to provide investment results that parallel the Standard & Poor's 500 Composite Stock Index.

                           (i) SPS Stock Fund is an unsegregated fund invested
in the common stock of SPS Technologies, Inc.

                  Effective July 1, 1999, the Fund shall also consist of the following separate Funds:

                           (j) Vanguard U.S. Growth Fund is a large-cap growth
fund that seeks long-term growth of capital by investing in large, high quality, seasoned U.S. companies with records of exceptional growth and above-average prospects for future growth.

                           (k) Vanguard Windsor II Fund is a large-cap value
fund that seeks long-term growth of capital and income from dividends by investing in a diversified group of out-of-favor stocks of large companies. The stocks generally sell at prices below the overall market average compared to their dividend income and future return potential.

                  The description of the investment characteristics of each of these funds, as set forth above, shall not limit or prevent the Trustee, in its discretion, from holding any portion of a fund in cash or in other forms of short-term securities.

                  2.21 "Hardship" shall mean, beginning on January 1, 1992, a Participant's immediate and heavy financial need for funds to:

                           (a) pay medical expenses incurred by the Participant
or his spouse or any of his dependents, not reimbursed by insurance or otherwise, or to obtain medical care (as defined in section 213(d) of the Code) for the Participant or his spouse or any of his dependents;

                           (b) purchase a principal residence for the
Participant (but not to pay mortgage payments);

                           (c) pay tuition and related educational fees for the
next 12 months of post-secondary education for the Participant or his spouse or any of his children or dependents;

                           (d) prevent the eviction of the Participant from his
principal residence or foreclosure on the mortgage of his principal residence;

                           (e) on or after June 1, 1990, to prevent the
incarceration of the Participant; or

                           (f) on or after June 1, 1990, to pay funeral expenses
of a member of the Participant's family.

                  For the purpose of this Section, the term "dependent" shall have the meaning given to it by section 152 of the Code.

                  The amount of a hardship withdrawal may include the amount required to pay any federal, state, and local income taxes and penalties that will result from the hardship withdrawal.

             2.22 "Highly Compensated Employee" shall mean, for a given Plan Year, an employee who is found to be a highly compensated employee within the meaning of Treas. Reg.ss.1.414(q)-1T for that Plan Year. The determination under Treas. Reg.ss.1.414(q)-1T shall be made in accordance with Schedule B.

             2.23 "Hour of Service" shall mean an hour for which:

                  (a) an employee is directly or indirectly paid or entitled to payment by the Company or an Affiliated Company for the performance of employment duties; or

                  (b) back pay, irrespective of mitigation of damages, is either awarded or agreed to; or

                  (c) an employee is directly or indirectly paid or entitled to payment by the Company or an Affiliated Company on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or

                  (d) an employee is absent from work without pay but receives Hours of Service under Section 2.43.

             There shall be excluded from the foregoing those periods during which payments are made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws. An Hour of Service shall not be credited where an employee is being reimbursed solely for medical or medically related expenses.

             Hours of Service shall be credited in accordance with the rules set forth in U.S. Department of Labor Reg.ss.2530.200b-2(b) and (c).

             Hours of Service shall be credited for any individual who is considered a leased employee for purposes of this Plan under section 414(n) of the Code.

             2.24 "Income" shall mean, until January 1, 1998, the sum of an employee's Limitation Compensation and his elective deferrals under sections 125, 402(e)(3), 402(h)(1)(B), and 403(b) of the Code. Beginning on January 1 1998, when the definition of Limitation Compensation changes to include elective deferrals (in accordance with an amendment to section 415(c)(3) of the Code), an employee's Income shall be his Limitation Compensation.

             2.25 "Employee Benefits Committee" means the committee appointed by the Board of Directors pursuant to Section 10.3.

             2.26 "Investment Medium" shall mean any fund, contract, obligation, or other mode of investment selected by the Committee to which a Participant may direct the investment of the assets of his Accounts.

             2.27 "Limitation Compensation" shall mean for any Participant:


                  (a) the Participant's wages, salary, fees for professional services, and other amounts received for personal services rendered in the course of employment with the Company or a 50% Affiliated Company, regardless of whether an amount is paid in cash, including (but not limited to) commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, expense allowances, and, after December 31, 1997, elective contributions under sections 125, 402(e)(3), 402(h)(1)(B), and 403(b) of the Code; foreign earned income, whether or not excludable from gross income under section 911 of the Code; taxable amounts received by the Participant through accident or health insurance for personal injury or sickness or from a self-insured medical expense reimbursement plan; moving expenses paid or reimbursed by the Company or a 50% Affiliated Company in excess of any amount deductible by the Participant; wages or payments in lieu of wages received on account of absence from work for permanent and total disability; the amount included in the taxable income of the Participant as a result of the grant of a non-qualified stock option by the Company or a 50% Affiliated Company; and the amount includable in the gross income of the Participant as the result of an election described in section 83(b) of the Code.

                  (b) Limitation Compensation shall exclude the following:

                      (1) employer contributions on behalf of an employee to a simplified employee pension plan;

                      (2) any distributions from a plan of deferred compensation, except that any amounts received by an employee pursuant to an unfunded non-qualified plan may be included in the year that such amounts are included in gross income;

                      (3) amounts realized from the exercise of a non-qualified stock option or from stock or property which is currently taxable under section 83 of the Code;

                      (4) amounts realized from the sale, exchange, or other disposition of stock acquired through the exercise of a qualified or incentive stock option; and

                      (5) other amounts which receive special tax benefits, such as premiums for group term life insurance to the extent not includable in gross income, or contributions made by an employer toward the purchase of an annuity contract described in section 403(b) of the Code.

             2.28 "Limitation Year" shall mean the Plan Year or such other 12-month period as may be designated by the Company.

             2.29 "Management Incentive Plan" means the plan maintained by SPS Technologies, with that name.

             2.30 "Mandatory Benefit Commencement Date" shall mean for any Participant the date described in Section C.1 of Schedule C.

             2.31 "Matching Contributions" shall mean the amounts contributed to the Fund by the Company pursuant to Section 5.1.

             2.32 "Normal Retirement Age" shall mean for any Participant age 65. shall mean the date on which a Participant attains Normal Retirement Age. A Participant attains age 65 on his 65th birthday.

             2.34 "Participant" shall mean any Employee entitled to and who elects to participate in this Plan under Section 3.1, and any Employee or former Employee for whom an Account is maintained under the Plan.

             2.35 "Participating Subsidiary" means any Subsidiary or any corporation of which SPS Technologies, Inc. owns more than fifty percent (50%) of the outstanding stock, and which is designated as a Participating Subsidiary by the Board of Directors, and which elects to participate in the Plan. A Participating Subsidiary shall be such only as long as such designation and election remain in effect.

             2.36 "Period of Severance" means the period of time commencing on an Employee's Termination date and ending on the date on which the Employee again performs an Hour of Service. However, if an Employee is absent from work by reason of pregnancy, childbirth, or adoption, or for purposes of the care of such Employee's child immediately after birth or adoption, the 12-consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute Period of Severance.

             2.37 "Plan" shall mean the SPS Technologies, Inc. Employees Savings and Investment Plan (formerly the SPS Technologies, Inc. Non-Exempt Employees Savings and Investment Plan), as set forth herein and as hereafter amended from time to time. For purposes of compliance with section 401(a)(27)(B) of the Code, the Plan is designated a profit sharing plan.

             2.38 "Plan Year" shall mean a 12-month period which shall commence each January 1st and end on the next following December 31st. The foregoing notwithstanding, the first Plan Year was the six-month period beginning on July 1, 1984 and ending on December 31, 1984.

             2.39 "Pre-Tax Salary Redirection Contributions" shall mean a Participant's before-tax savings (including Pre-Tax Salary Redirection Basic Contributions and Pre-Tax Salary Redirection Supplemental Contributions) transferred to the Fund as provided in Article IV.

             2.40 "Qualified Matching Contributions" shall mean amounts which are contributed to the Fund by the Company on behalf of non-highly compensated Participants; which are allocated on the basis of Pre-Tax Salary Redirection Contributions; which Participants may not elect to receive in cash; and which, when made, are subject to the distribution and nonforfeitability requirements of section 401(k) of the Code.

             2.41 "Qualified Nonelective Contributions" shall mean amounts which are contributed to the Fund by the Company on behalf of non-highly compensated Eligible Employees; which are allocated on the basis of Compensation; which Eligible Employees may not elect to receive in cash; and which, when made, are subject to the distribution and nonforfeitability requirements of section 401(k) of the Code.

             2.42 "Rollover Savings" shall mean a Participant's distributions from other qualified retirement plans that have been rolled over into the Fund as provided in Section 4.10.

             2.43 "Service" means an Employee's period of employment commencing on his Date of Employment or Date of Reemployment (whichever is applicable) and ending on his Termination Date. Separate periods of Service shall be aggregated to determine an Employee's total Service for purposes of this Plan; provided, however, that the determination of any Employee's total Service shall be subject to the following rules:

                  (a) In the case of a Participant who severs from service by reason of a quit, retirement, or discharge, and who then performs an Hour of Service within 12 months of his Termination Date, the Participant's total Service shall include the Period of Severance from his Termination Date to his Date of Reemployment.

                  (b) In the case of a Participant who severs from service by reason of a quit, retirement, or discharge during an absence from service of 12 months or less for a reason other than a quit, retirement, or discharge, and who then performs an Hour of Service within 12 months of the date on which he was first absent from service, the Participant's total Service shall include the Period of Severance.

                  (c) Service shall include the following periods of time:

                      (1) leaves of absence with the consent of the Company and periods of Total Disability within the period during which right to reinstatement is provided under the Company's policies, provided that the Participant returns to active employment from such leave of absence or Total Disability or becomes eligible to retire under the SPS Technologies, Inc. Retirement Income Plan, and further provided that all those similarly situated be treated alike;

                      (2) absences due to service in the armed forces to the extent that the Participant's right to reemployment is protected by law;

                      (3) absences due to layoff if the Participant is recalled to work within the period during which right to reinstatement is provided under the Company's policies, and further provided that the Participant returns to active employment pursuant to such policies; and

                      (4) unpaid leaves of absence under the Family and Medical Leave Act of 1993 for a period beginning on or after August 5, 1993.

                  (d) Periods of employment by a Subsidiary either before the Subsidiary becomes a Participating Subsidiary or after the Subsidiary ceases to be a Participating Subsidiary shall be included as Service under the Plan.

                  (e) Periods of employment by a company either before it becomes a Subsidiary or after it ceases to be a Subsidiary shall not constitute Service under the Plan.

                  (f) Periods of Service of less than a whole year shall be credited at the rate of 1/12th of a year of Service for any month in which an Hour of Service is credited.

                  (g) Notwithstanding the foregoing, periods of service prior to January 1, 1976 shall be considered as Service only to the extent that such periods would have been recognized as "continuous service" as defined and computed in accordance with the SPS Technologies, Inc. Retirement Income Plan as it existed on or prior to December 31, 1975.

             2.44 "Subsidiary" means:

                  (a) any company which is included within a "controlled group of corporations" within which SPS Technologies, Inc. is also included, as determined under Section 1563 of the Code, without regard to Subsections (a)(4) and (e)(3)(C) of said Section 1563, except that for purposes of Section 7.8, such determination under Section 1563 shall be made by substituting the phrase "more than 50%" for the phrase "at least 80%" in Section 1563(a)(1);

                  (b) any other trade or business (whether or not incorporated) which, based on principles similar to those defining a "controlled group of corporations" for the purposes of (a) above, and pursuant to Section 414(c) of the Code, is under common control;

                  (c) any member of an affiliated service group, as determined under Section 414(m) of the Code, of which SPS Technologies, Inc. is a member; and

                  (d) any entity required to be aggregated with SPS Technologies, Inc. under Section 414(o) of the Code.

             2.45 "Termination Date" means the earlier of:

                  (a) the date on which an Employee quits, retires, is discharged, or dies, or

                  (b) the first anniversary of the first day of a period during which an Employee remains continuously absent from work (with or without pay) for any reason other than a quit, retirement, discharge, or death.

             2.46 "Total Disability" shall mean a physical or mental condition of such severity and probable prolonged duration as to entitle the Participant to disability retirement benefits under the federal Social Security Act.

                  All determinations of Total Disability shall be made on a uniform and consistent basis applicable to all Employees in similar circumstances.

             2.47 "Trust" means the trust or trusts held by any Trustee or its successors, designated by the Board of Directors in accordance with one or more Trust Agreements between the Company and such Trustee.

             2.48 "Trust Agreement" shall mean the agreement and declaration of trust executed under this Plan.

             2.49 "Trustee" shall mean the corporate trustee or one or more individuals collectively appointed and acting under the Trust Agreement.

             2.50 "Unit" means the unit of measure of a Participant's proportionate interest, if any, in each Fund described in Section 2.20.

             2.51 "USERRA" shall mean the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended from time to time.

             2.52 "Valuation Date" shall mean each business day while the plan is in effect.

             2.53 "Voluntary Savings" shall mean a Participant's after-tax savings transferred to the Fund as provided in Article IV.

                                   ARTICLE III

                                  PARTICIPATION
                                  -------------

                  3.1 Date of Participation.

                      (a) Each person who was participating in the Plan (or any plan merged into this Plan) immediately prior to the Effective Date and who is an Employee on the Effective Date shall be a Participant hereunder as of the Effective Date.

                      (b) Each person who is an Employee as of the Effective Date (but who is not eligible to participate under Subsection (a)) shall become eligible to become a Participant as of the Effective Date.

                      (c) Each other Employee shall become eligible to become a Participant on the first day of any pay period coincident with or next following his Date of Employment.

                  3.2 Participation Voluntary. Participation in this Plan is voluntary. An Eligible Employee who does not elect to become a Participant when he first meets the requirements of this Section may become a Participant at any later time by following the procedure in Section 3.5.

                  3.3 Participation After Reemployment. A Participant whose employment is terminated and who is later reemployed as an Employee shall resume his participation in the Plan as of the Date of his Reemployment, but not earlier than the first date on which he would otherwise have been eligible to become a participant had he not terminated his employment.

                  3.4 Data. Each Employee shall furnish to the Committee such data as the Committee may consider necessary for the determination of the Employee's rights and benefits under the Plan and shall otherwise cooperate fully with the Committee in the administration of the Plan.

                  3.5 Method of Becoming a Participant. An Eligible Employee, including one who becomes eligible again under Section 3.3, shall become a Participant by making written application to participate in the Plan on the form(s) provided by the administrative Committee. Such Eligible Employee must apply for participation prior to the beginning of the pay periods for which he desires to enter the Plan and must make contributions hereunder.

                                   ARTICLE IV

                               PARTICIPANT SAVINGS

                  4.1 Amount of Participant Contributions.

                      (a) Each Participant shall contribute, at his option, two percent (2%), three percent (3%), four percent (4%), five percent (5%), or six percent (6%) of his Base Pay. Such contributions shall be referred to as either After-Tax Basic Contributions or Pre-Tax Salary Redirection Basic Contributions, as designated by the Participant in accordance with Section 4.2.

                      (b) If a Participant is making contributions at the maximum rate of six percent (6%) of his Base Pay, he may also elect to make additional contributions, the amount of which shall be expressed as a whole percentage that is one percent (1%) to ten percent (10%) of his Base Pay. Such contributions shall be referred to as either After-Tax Supplemental Contributions or Pre-Tax Salary Redirection Supplemental Contributions, as designated by the Participant in accordance with Section 4.2.

                      (c) All Participant contributions shall be in the form of Employee-authorized payroll deductions.

                      (d) Notwithstanding any other Subsection of this Section 4.1, if a Participant who is employed by Greer Stop Nut, Inc. or Non-Ferrous Bolt & Mfg. Co. and is making contributions at the maximum rate of six percent (6%) of his Base Pay, he may also elect to make additional contributions, solely in accordance with this Subsection (d), the amount of which shall be expressed as a whole percentage that is one percent (1%) to fourteen percent (14%) of his Base Pay. Such contributions will be referred to as either After-Tax Supplemental Contributions or Pre-Tax Supplemental Contributions, as designated by the Participant in accordance with Section 4.2.

                  4.2 Designation of Participant Contributions.

                      (a) A Participant who contributes two percent (2%) to six percent (6%) of his Base Pay shall select, on a prospective basis, the whole percentage of such contributions which the Participant wants designated as (1) an After-Tax Basic Contribution, representing a contribution on an after-tax basis, and (2) a Pre-Tax Salary Redirection Basic Contribution, representing a before-tax contribution as described in Sections 401(k) and 402(e)(3) of the Code.

                      (b) A Participant who is eligible to and does make additional contributions of one percent (1%) to ten percent (10%) of his Base Pay shall select, on a prospective basis, the whole percentage of such additional contributions which the Participant wants designated as (1) an After-Tax Supplemental Contribution, representing a contribution on an after-tax basis, and (2) a Pre-Tax Salary Redirection Supplemental Contribution, representing a before-tax contribution as described in Sections 401(k) and 402(e)(3) of the Code.

                      (c) Effective January 1, 1987, in any one taxable year, the amount of Pre-Tax Salary Redirection Contributions plus any other elective deferrals (as defined in Section 402(g)(3) of the Code) allocated to a Participant's accounts under this Plan and all other plans, contracts, and arrangements maintained by the Company and Subsidiaries shall in no event exceed the dollar limit in effect under Section 402(g) of the Code for that taxable year.

                      (d) Notwithstanding anything in the Plan to the contrary, After-Tax Supplemental Contributions shall not in any Plan Year exceed the limit required in order to satisfy the ACP Test.

                      (e) Separate accounting shall be maintained under the Plan with respect to a Participant's After-Tax Basic Contributions, Pre-Tax Salary Redirection Basic Contributions, After-Tax Supplemental Contributions, and Pre-Tax Salary Redirection Supplemental Contributions in the Participant's Basic Account, Salary Redirection Basic Account, Supplemental Account, and Salary Redirection Supplemental Account, respectively.

                  4.3  Dollar Limit on Salary Redirection Savings.

                      (a) In any one taxable year, the amount of Salary Redirection Savings plus any other elective deferrals (as defined in section 402(g)(3) of the Code) allocated to a Participant's accounts under this Plan and all other plans, contracts, and arrangements maintained by the Company and Affiliated Companies shall in no event exceed the dollar limit in effect under section 402(g) of the Code at the beginning of that taxable year ($9,500 for 1997; $10,000 for 1998 and 1999; $10,500 for 2000) or, if applicable, the lesser amount described in Subsection (b).

                      (b) If a Participant is granted a Hardship withdrawal under Article XIV, his Pre-Tax Salary Redirection Contributions shall be suspended in accordance with Section 14.2(d). In the taxable year of the Participant following the year in which the Hardship withdrawal is taken, the dollar limit on the amount allocable to his Salary Redirection Contribution Account shall be:

                          (1) the applicable limit under section 402(g) of the
Code for the taxable year following the year in which the Hardship withdrawal is taken, minus

                          (2) the amount of the Participant's Salary Redirection
Savings for the taxable year in which the Hardship withdrawal is taken.

                  4.4 Change of Contribution Rate.

                      (a) A Participant may change the contribution rate he has elected under Section 4.1 to any other rate permitted under that Section. Such a change shall become effective with the first pay period after the date on which the Committee is notified of the change.

                      (b) (1) A Participant who is a Highly Compensated Employee and whose Pre-Tax Salary Redirection Contributions have been limited in accordance with Schedule A may change his percentage of contributions more than once in a six-month period, provided:

                              (A) any such change follows the Administrative
Committee's determination that its earlier required reduction in contribution rates may be disregarded in whole or in part; and

                              (B) any such change shall become effective with
the first pay period following the date on which a written election is received by the Administrative Committee.

                          (2) Any change made in accordance with paragraph (1)
does not limit the Administrative Committee's right to require subsequent reductions in contribution rates of Highly Compensated Employees.


                  4.5 Suspension of Participant Contributions.

                      (a) By filing a written election with the Administrative Committee, a Participant may elect to suspend his Pre-Tax Salary Redirection Contributions. Such suspension shall become effective with the first pay period after the date on which the written election to suspend is received by the Administrative Committee. Any suspension must be effective for a period of at least six months.

                      (b) Participant contributions shall be suspended automatically for any pay period in which the Participant does not receive Base Pay. Participant contributions shall be suspended automatically upon transfer of the Participant to a Subsidiary which is not a Participating Subsidiary.

                      (c) In order to resume making contributions, a Participant must follow the procedure outlined in Section 3.5 as though he were a new Participant.

                      (d) A Participant shall not be permitted to make up contributions for any period in which his contributions were suspended.

                  4.6 Termination of Participant Contributions. A Participant's contributions shall terminate effective with the pay period that end immediately prior to or coincident with the date on which the Participant terminates employment for any reason, including retirement or death.

                  4.7 Remittance of Contributions. Amounts deducted as Salary Redirection Savings shall be remitted to the Trustee and/or Insurance Company for deposit in the Fund as soon as is practicable, but in no event more than 15 business days after the end of the calendar month in which such contributions were withheld from the Participant's Compensation and shall be allocated to the Funds as directed by each Participant in accordance with Article VI.

                  4.8 Nondiscrimination Testing. The Plan must satisfy the ADP and ACP Tests set forth in Schedule A as of the last day of each Plan Year.

                  4.9 Excess Deferrals. In a taxable year in which a Participant has an Excess Deferral, the Excess Deferral shall be treated as described in Schedule A.

                  4.10 Rollovers to the Plan.

                       (a) With the consent of the Administrative Committee, an Employee who became a Participant before April 1, 1996 may roll over into the Fund all or a portion of his interest in any retirement plan of a former employer that is tax-qualified under Section 401(a) of the Code, except that the interest being rolled over may not contain nondeductible employee contributions.

                  Any rollover by an Employee who became a Participant before April 1, 1996 must be completed no later than June 30, 1996. An Employee who became a Participant before April 1, 1996 may not, under any circumstances, roll funds over to the Plan after June 30, 1996. The time limit described in Subsection (d)(1) shall also apply.

                       (b) With the consent of the Administrative Committee, an Employee who becomes a Participant on or after April 1, 1996 may roll over into the Fund all or a portion of his interest in any retirement plan of a former employer that is tax-qualified under Section 401(a) of the Code, except that the interest being rolled over may not contain nondeductible employee contributions.

                  Any such rollover must be completed within 90 days after the Employee becomes a Participant or, if later, within 30 days after the funds being rolled over become available for transfer to the Plan. The time limit described in Subsection (d)(1) shall also apply.

                           (c) Amounts rolled over from another retirement plan
that is tax-qualified under Section 401(a) of the Code shall be credited to the Participant's Rollover Account.

                           (d) The Trustee shall not accept a distribution from
any other retirement plan that is tax-qualified under Section 401(a) of the Code unless (1) the distribution being rolled over comes directly from the fiduciary of the distributing plan, or comes from the Participant, within 60 days after the Participant receives a distribution from such other tax-qualified retirement plan; and (2) the distribution being rolled over will not cause the Plan to be a direct or indirect transferee of a plan to which the survivor annuity requirements of Sections 401(a)(11) and 417 of the Code apply.

                           (e) Except as specifically provided in this Section,
no Participant shall be permitted to roll over or transfer funds to the Plan from another qualified retirement plan or trust, from an individual retirement account or individual retirement annuity, or from an annuity plan.

                  4.11 USERRA Make-Up Contributions. If a Participant has been absent from work due to military service and he meets the requirements for coverage under USERRA, he shall have the right to make up the Salary Redirection Contributions he could have contributed if he had been actively employed by the Company during his period of military service, as provided in Section D.3 of Schedule D.

                                    ARTICLE V

                              COMPANY CONTRIBUTIONS
                              ---------------------

                  5.1 Matching Contributions.

                      (a) Before January 1, 1999. Subject to the limitations of Schedule A and the provisions of Schedule F, each month the Company will contribute out of its accumulated earnings and profits, and pay (or cause to be paid) to the Trustee and/or Insurance Company, for each Participant (except those employees of The Arnold Engineering Co. working at the Sevierville location and covered by a collective bargaining agreement, unless the collective bargaining agreement specifically provides for their participation hereunder)(employees of The Arnold Engineering Co., Marengo, Illinois location are only eligible to receive contributions under this Article V on and after October 1, 1998) a base amount, which shall be referred to as the Matching Company Contribution, to be allocated to the Participant's Company Account as follows:

                          (1) effective January 1, 1997 through December 31,
1997, an amount equal to fifteen percent (15%) of the first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Basic Contributions; and

                          (2) effective January 1, 1998:

                              (A) an amount equal to fifteen percent (15%) of
the first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Basic Contributions in any month during the first through fifth years of the Participant's Service; and

                              (B) an amount equal to twenty percent (20%) of the
first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions in any month during the sixth and all subsequent years of the Participant's Service.

                      (b) On and After January 1, 1999. For Plan Years beginning on and after January 1, 1999, Matching Company Contributions shall be an amount equal to:

                          (1) fifteen percent (15%) of the first six percent
(6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Basic Contributions or After Tax Basic Contributions in any month during the first through fifth years of the Participant's Service; and

                          (2) twenty-five percent (25%) (twenty percent (20%)
for Employees of The Arnold Engineering Co., Marengo, Illinois location who are covered by a collective bargaining agreement) of the first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions or After Tax Basic Contributions in any month during the sixth and all subsequent years of the Participant's Service.

                      (c) Notwithstanding Subsection (a), a Participant who is employed by Greer Stop Nut, Inc. ("Greer Participant") shall be allocated a matching contribution under the Plan solely in accordance with this Subsection
(c), subject to the limitations of Schedule A. For each month the Company will contribute out of its accumulated earnings and profits and pay (or cause to be paid) to the Trustee and/or Insurance Company for each Greer Participant a base amount, which shall be referred to as the Matching Company Contribution, to be allocated to the Greer Participant's Company Account and to be determined as follows: one hundred percent (100%) of the first three percent (3%) of the Greer Participant's After-Tax Basic Contributions and/or Pre-Tax Salary Redirection Basic Contributions contributed in any month during the Greer Participant's Service.

                      (d) Notwithstanding any other provision of this Section, a Participant who directs his current monthly matching contribution to the SPS Stock Fund, in accordance with Section 6.1 of this Plan, and who has an account balance in excess of $0 on the last day of the month, shall receive an additional matching contribution (the "SPS Stock Fund Match") from the Company equal to fifteen percent (15%) of the amount of the current monthly matching contribution directed to the SPS Stock Fund, provided, however, that the SPS Stock Fund Match of a Participant who is employed by Greer Stop Not, Inc. will be limited to seven and one-half percent (7.5%) of the amount of the matching contribution directed to the SPS Stock Fund.

                      (e) Notwithstanding any other provision of this Section, Matching Company Contributions for former EESIP Participants are governed by the terms of that plan as in effect from time to time.

                      (f) If a Participant has been absent from work due to military service and he meets the requirements for coverage under USERRA, he shall have the right to make up the Salary Redirection Savings he might have contributed during his period of military service, as provided in Section D.3 of Schedule D. If the Participant does make up Salary Redirection Contributions, the Company shall contribute make-up Matching Contributions, as provided in Section D.4 of Schedule D.

                  5.2 Remittance of Matching Contributions.

                      (a) In the Company's sole discretion, Matching Company Contributions may be contributed for each month in cash, in Company Stock, or partially in cash and partially in Company Stock. If Matching Company Contributions are paid in cash, such contributions shall be remitted to the Trustee at the same time as Participant After-Tax Contributions, if applicable, otherwise such contributions will be contributed each month.

                      (b) If the Company makes its contributions in cash, then such amounts to the extent allocated to the SPS Stock Fund shall be used for the purchase of shares of stock at the lowest price obtainable. Such shares of stock may, in the sole discretion of the Trustee, be purchased on a national or regional securities exchange, from the Company, from the SPS Technologies, Inc. Retirement Income Plan, or from any other bona fide offeror of such stock, to the extent allowed by the Code and ERISA.

                  5.3 QNECs and QMACs. If the Committee determines that the Plan does not satisfy the ADP Test and/or the ACP Test, it may recommend that the Company make Qualified Nonelective Contributions and/or Qualified Matching Contributions on behalf of non-highly compensated Eligible Employees. Any such contributions that the Company makes shall be allocated in accordance with
Section 7.6.

                  5.4 Maximum Amount. The total of Matching Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions for any Plan Year shall not exceed the maximum amount which will constitute an allowable current deduction under the applicable provisions of the Code. All Company contributions are expressly conditioned upon their deductibility for federal income tax purposes.

                  5.5 Nondiscrimination Testing. The Plan must satisfy the ACP Test set forth in Schedule A as of the last day of each Plan Year.

                                   ARTICLE VI
                                   ----------

                              INVESTMENT PROVISIONS
                              ---------------------

                  6.1 Investment of Contributions. At the time he elects to become a Participant under the Plan, each Participant shall select the Funds to which contributions are to be allocated. The SPS Stock Fund is available for investment of Matching Contributions only. If the Participant elects to have such contributions invested in more than one such Fund, he shall designate, in multiples of twenty-five percent (25%), the portion of such contributions that shall be invested in each Fund. Effective January 1, 1992, investments may be made in 10% increments.

                  6.2 Change in Investment Election.

                      (a) Any investment election made by a Participant with respect to investment of his contributions shall continue in effect until changed by the Participant.

                      (b) Prior to January 1, 1992, by filing a written election with the Administrative Committee, a Participant may change his current investment election as to future contributions, within the limits of Section 4.1, effective with the first pay period following the date that is 14 days after the date on which the written election to change is received by the Administrative Committee.

                      (c) On or after January 1, 1992, by telephoning the Trustee in accordance with Plan procedures, a Participant may change his current investment election as to further contributions, within the limits of Section 4.1, effective with the next contribution.

                      (d) Such conversions may be made not more than once in any three-month period that begins on January 1st, April 1st, July 1st, or October 1st and must be made in multiples of twenty-five percent (25%) before January 1, 1992 and in multiples of ten percent (10%) on or after January 1, 1995 provided that prior to January 1, 1992 no more than fifty (50%) of his Company Account may be allocated to the SPS Stock Fund.

                      (e) Effective July 1, 1999 a Participant may change his investment election as frequently or infrequently as the Participant so chooses.

                  6.3 Conversion of Past Elections.

                      (a) Prior to January 1, 1992, by filing a written election, a Participant may convert his investment election with regard to any sums then in his Salary Redirection Account, effective on the first Valuation Date following the date that is 14 days after the date on which such written election to convert is received by the Administrative Committee.

                      (b) On or after January 1, 1992, by telephoning the Trustee in accordance with Plan Procedures, a Participant may convert his investment election with regard to any sums then in his Participant Account. Requests for change made prior to 4:00 p.m. Eastern Time on any business day shall be processed that day; otherwise, the change shall become effective on the following business day.

                      (c) Such conversions may be made not more than once in any three-month period that begins on January 1st, April 1st, July 1st, or October 1st and must be made in multiples of twenty-five percent (25%) before January 1, 1992 and in multiples of ten percent (10%) on or after January 1, 1995 provided that prior to January 1, 1992 no more than fifty percent (50%) of his Company Account may be allocated to the SPS Stock Fund.

                      (d) None of the Participant's Basic Account, Salary Redirection Basic Account, Supplemental Account, Salary Redirection Supplemental Account, or Rollover Account may be allocated to the SPS Stock Fund.

                                   ARTICLE VII

                             PARTICIPANTS' ACCOUNTS
                             ----------------------

                  7.1 Units. In the discretion of the Administrative Committee, each of the Funds shall be divided into Units of Participation and the interests of each Participant in each Fund shall be evidenced by the number of Units and portions thereof in such Fund credited to the Participant's Salary Redirection Account. Each Unit in a Fund shall have an equal beneficial interest in such Fund, and none shall have priority or preference over any other. In the absence of a decision by the Administrative Committee to utilize the Unit method, the Participant's records shall be maintained on a dollar basis, with credits for contributions and debits for withdrawals. Each Participant shall share pro rata, with appropriate debits and credits, in the income, expenses, gains, and losses, whether realized or not, of each Fund in which he participates.

                  7.2 Valuation of Assets. Each Fund shall be valued by the Trustee as follows:

                      (a) Investments of each Fund shall be valued at the market value thereof, as determined by the Trustee on the Valuation Date.

                      (b) Records of valuations of each Fund and of the Units thereof shall be prepared and preserved by the Trustee in such manner and within such time after each Valuation Date as may be prescribed by the Administrative Committee or, in the absence of rules set by the Administrative Committee, as determined by the Trustee.

                  7.3 Valuation of Units. The original Unit of each Fund shall be one dollar ($1.00). Thereafter, at or as of such dates as may be prescribed by the Administrative Committee and at such other times as the Trustee may elect, the value of a Unit in each Fund shall be determined by dividing the value of such Fund, determined by the Trustee as provided in Section 7.2, by the total number of outstanding Units in such Fund.

                  7.4 Determination of Number of Units. Each investment of a Participant in Units in a Fund shall be on the basis of the value of such a Unit as of the Valuation Date last preceding such investment. Each distribution in respect of and each conversion of Units in a Fund shall be on the basis of the value of such a Unit as of the Valuation Date specified according to the type of distribution or conversion. The number of Units and fractions of Units in each Fund to be credited or debited to a Participant's account each month shall be calculated by dividing the monthly sum to be contributed to or paid from such Fund for such Participant by the value of a Unit of such Fund immediately prior to such contribution or payment. The number of outstanding Units in such Fund shall be increased or decreased accordingly.

                  7.5 Cancellation of Units. Upon distribution of the value of the Participant Account or of any accounts which are a part thereof, a Participant's Units in the distributed account(s) shall be canceled.

                  7.6 Allocation to QNEC and QMAC Accounts.

                      (a) Effective January 1, 2000 Qualified Nonelective Contributions made in a given Plan Year shall be allocated to QNEC Accounts as of the last day of the preceding Plan Year. Qualified Nonelective Contributions shall be allocated to the QNEC Account of each individual who was a non-highly compensated Eligible Employee in the preceding Plan Year, regardless of his employment status in the current Plan Year, in the proportion that his Compensation for the preceding Plan Year bears to the sum of the Compensation of all non-highly compensated Eligible Employees for the preceding Plan Year.

                      (b) Effective January 1, 2000 Qualified Matching Contributions made in a given Plan Year shall be allocated to QMAC Accounts as of the last day of the preceding Plan Year. Qualified Matching Contributions shall be allocated to the QMAC Account of each individual who was a non-highly compensated Participant in the preceding Plan Year, regardless of his employment status in the current Plan Year, in the proportion that his Salary Redirection Savings for the preceding Plan Year bear to the sum of the Salary Redirection Savings of all non-highly compensated Participants for the preceding Plan Year.

                      (c) Until December 31, 1999 Qualified Nonelective Contributions shall be allocated to the QNEC Accounts of the Eligible Employees who are not Highly Compensated Employees in the Plan Year for which the Qualified Nonelective Contributions are made. Qualified Nonelective Contributions shall be allocated to the QNEC Account of each such Eligible Employee in the proportion that his Compensation for the Plan Year bears to the sum of the Compensation of all such Eligible Employees for the Plan Year.

                      (d) Until December 31, 1999 Qualified Matching Contributions shall be allocated to the QMAC Accounts of the Participants who are not Highly Compensated Employees in the Plan Year for which the Qualified Matching Contributions are made. Qualified Matching Contributions shall be allocated to the QMAC Account of each such Participant in the proportion that his Salary Redirection Savings for the Plan Year bears to the sum of the Salary Redirection Savings of all such Participants for the Plan Year.

                  7.6 Accounting for Allocations. The Committee shall establish or provide for the establishment of accounting procedures for the purpose of making the allocations, valuations, and adjustments to Participants' Accounts provided for in this Article. From time to time such procedures may be modified for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article.

                  7.7 Multiple Use Test. The Plan must satisfy the test set forth in Section A.12 of Schedule A for each Plan Year.

                  7.8 Maximum Allocation. The provisions of this Section shall be effective January 1, 1995 and shall be construed to comply with section 415 of the Code and the regulations thereunder.

                      (a) A Participant's Annual Additions shall in no event exceed the lesser of:

                          (1) $30,000, or

                          (2) twenty-five percent (25%) of such Participant's
Limitation Compensation for the Limitation Year.

                  As provided in Section 2.5, make-up contributions contributed by or on behalf of a Participant who has returned from military service shall be included in determining the amount of the Participant's Annual Additions for the Limitation Year to which the make-up contributions relate (not for the Limitation Year in which they are actually contributed).

                      (b) If a Participant's Annual Additions would exceed the amount described in Subsection (a) for a reason described in the first paragraph of Treas. Reg.ss.1.415-6(b)(6), the Trustee or Insurance Company shall dispose of the excess amount by taking as many of the following steps as necessary:

                          (1) First, After-Tax contribution shall be distributed
to the Participants to the extent required to correct the amount of the Participant's Annual Additions, or until all After-Tax contributions have been distributed. Income attributable to the excess After-Tax contributions shall also be distributed to the Participant.

                          (2) Next, Salary Redirection Contributions shall be
distributed to the Participant to the extent required to correct the amount of the Participant's Annual Additions, or until all Salary Redirection Contributions have been distributed. Income attributable to the excess Salary Redirection Contributions shall also be distributed to the Participant.

                          (2) Finally, to the extent required to correct the
amount of the Participant's Annual Additions, and Matching Contributions shall be segregated and shall be held in a suspense account until the following Limitation Year (or succeeding Limitation Years), at which time the money shall be used to reduce future Matching Contributions to the Plan. Amounts held in the suspense account shall share in investment gains and losses of the Fund.

                      (c) The provisions of this Subsection shall not apply on or after January 1, 2000. Until January 1, 2000, if in any Limitation Year a Participant in this Plan is also a participant in one or more defined benefit plans maintained by the Company or a 50% Affiliated Company, the annual benefit under the defined benefit plan(s) shall be reduced, if necessary, so that the sum of the defined benefit and defined contribution fractions (defined below) does not exceed 1.0 for such Limitation Year.

                          (1) (A) The defined benefit fraction is a fraction,
the numerator of which is the Participant's "projected annual benefit" under the defined benefit pension plans sponsored by the Company and 50% Affiliated Companies in which he has participated, determined as of the close of the limitation years of such plans, and the denominator of which is the lesser of:

                              (i)  1.25 x $90,000 (as adjusted by the Internal
Revenue Service to reflect cost-of-living increases), or

                              (ii) one hundred forty percent (140%) of the
Participant's highest average "pay" over any three consecutive calendar years.

                                        (B) For the purpose of this Subsection,
"projected annual benefit" shall mean the annual benefit to which a Participant would be entitled under the terms of a defined benefit plan if he had continued employment until his normal retirement date under such plan and if his compensation for the purpose of such plan had continued at the same rate.

                                        (C) For the purpose of determining the
denominator of the defined benefit fraction, a Participant's "pay" shall be his annual compensation as defined in Treas. Reg. ss.1.415-2(d).

                                    (2) The defined contribution fraction is a
fraction, the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans sponsored by the Company and 50% Affiliated Companies for all limitation years, and the denominator of which is the sum of the lesser of the following amounts, determined for each limitation year of service with the Company or 50% Affiliated Company:

                                        (A) 1.25 x $30,000, or

                                        (B) thirty-five percent (35%) of the
Participant's Limitation Compensation for such limitation year.

                                    (3) (A) A defined benefit plan sponsored by
the Company or a 50% Affiliated Company to which nondeductible employee contributions are made is considered to be a separate defined contribution plan, to the extent that the employee contributions constitute annual additions in the current and prior limitation years.

                                        (B) The Annual Additions for any
Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all of a Participant's own after-tax contributions as Annual Additions.

                           (d) The dollar limitations described in Subsections
(a) and (c) shall be adjusted annually in accordance with section 415(d) of the Code.

                           (e) The provisions of this Subsection shall not apply
on or after January 1, 2000, the date on which the provisions of Subsection (c) cease to apply.

                                        (A) The Committee may elect to apply
Subsection (c)(2) with respect to any Limitation Year ending after December 31, 1986 by adjusting the numerator under Subsection (c)(2) by using an alternate amount for all Limitation Years beginning before January 1, 1987. The adjustment is to subtract permanently from the numerator of the defined contribution fraction an amount equal to the product of (i) and (ii):

                                                     (i) the sum of the defined
contribution fraction and the defined benefit fraction as of the "determination date," minus 1.0, times

                                                     (ii) the denominator of the
defined contribution fraction as of the "determination date."

                                        (B) For purposes of clause (A) above,
the "determination date" is December 31, 1986. In addition, the defined benefit fraction and the defined contribution fraction are computed in accordance with the limitations set forth in section 415 of the Code, taking into account any modifications for any accrued benefit that is protected by the provisions of the Tax Equity and Fiscal Responsibility Act of 1982 or the Tax Reform Act of 1986.

                                        (C) The adjustment described in this
Subsection (e)(2) may be made only if (i) both the defined benefit plan in question and this Plan were in existence on May 6, 1986; (ii) both plans satisfied the requirements of section 415 of the Code for the last Limitation Year beginning before January 1, 1987; and (iii) any accruals in excess of the limits set forth in section 415 of the Code are reduced. Any changes in the terms and conditions of the Plan made after May 5, 1986 may not be recognized in making this adjustment to the defined contribution fraction.

                                  ARTICLE VIII

                            DISTRIBUTION AND VESTING
                            ------------------------

                  8.1 General. The interest of each Participant in the Fund shall be distributed in the manner, in the amount, and at the time provided in this Article, except as provided in Schedule C, and except in the event of the termination of the Plan.

                  8.2 Vesting. Each Participant shall at all times have a one hundred percent (100%)nonforfeitable interest in his Participant Account.

                  8.3 Normal Retirement. A Participant shall have the right to receive normal retirement benefits on his Normal Retirement Date, if he then retires. His Accounts, valued in accordance with Section 7.2, shall be distributed in accordance with the provisions of this Article.

                  8.4 Late Retirement. A Participant who remains in the employ of the Company beyond his Normal Retirement Date shall participate in the Plan on the same basis as other Participants. In general, the Participant's Accounts, valued in accordance with Section 7.2, shall be distributed in accordance with the provisions of this Article when the Participant actually retires. However, if the Participant is affected by the distribution rule for five-percent (5%) owners (set forth in Section C.1(c) of Schedule C) and is still employed by the Company or an Affiliated Company when he reaches his Mandatory Benefit Commencement Date, he shall receive benefits in accordance with Section C.2 of Schedule C; and if the Participant is not a five-percent (5%) owner but attains age 70 1/2 in 1997, 1998, or 1999, he shall have the special benefit commencement option described in Section C.1(e) of Schedule C.

                  8.5 Death.

                      (a) If a Participant dies while he is employed by the Company or an Affiliated Company, vested in his Matching Contribution and Profit Sharing Accounts, his Accounts, valued in accordance with Section 7.2, shall be paid or applied for the benefit of his beneficiary in accordance with Section 8.7.

                      (b) If a Participant dies after he has terminated his employment with the Company and all Affiliated Companies, but before he has received a full distribution of his Accounts, the balance of his Accounts, valued in accordance with Section 7.2, shall be paid or applied for the benefit of his beneficiary in accordance with Section 8.7.

                      (c) At the election of the beneficiary, distribution of a benefit payable under this Section may occur as late as one year after the death of the Participant.

                      (d) In determining the amount of the benefit payable under this Section, the Participant Account shall first be reduced by any security interest held by the Plan by reason of a loan taken by the Participant, to the extent there is outstanding principal and interest.

                      (e) In determining the amount of the benefit payable under this Section, the deceased Participant's Accounts shall first be reduced by any security interest held by the Plan by reason of a loan taken by the Participant, to the extent that there is outstanding principal and interest.

                  8.6 Total Disability.

                      (a) If a Participant suffers a Total Disability prior to his retirement and his employment is terminated because of such Total Disability, he shall be entitled to an immediate distribution of his Participant Account, valued in accordance with Section 7.2. If the value of the Participant's Accounts is at least $3,500 (at least $5,000, beginning on January 1, 1998), his Accounts shall not be distributed until (1) he consents in writing to such distribution, or (2) he attains Normal Retirement Age, or (3) he dies.

                      (b) Total Disability shall be determined by the Committee, which may require such proof of Total Disability as it sees fit.

                  8.7 Form of Distribution.

                      (a) At the direction of the Participant (or his beneficiary or legal representative in the case of death or incapacity), his Accounts, valued in accordance with Section 7.2, shall be distributed to him in one of the following forms of payment

                          (1) a single-sum payment; or

                          (2) a nontransferable annuity contract providing fixed
income or fixed period payments, without life contingencies, over a period which shall not violate any applicable provisions of section 401(a)(9) of the Code.

                      (b) In the event that a retired or terminated vested Participant fails to make a valid election under this Section, his Accounts shall be distributed to him in a single-sum payment.

                      (c) At the direction of the Participant (or his beneficiary or legal representative in the case of death or incapacity), distribution of the relevant portion of his Participant Account consisting of the SPS Stock fund or one of the other Funds shall be made under any one of the options described in Subsection (a), or in the form of Company common stock (from the SPS Stock Fund) and/or mutual fund shares, to the extent available for distribution (from the other funds).

                      (d) A Participant shall have the right to elect a direct rollover in accordance with Section 8.10 if he is to receive an "eligible rollover distribution" (as defined in Section 8.10(c)).

                      (e) Certain Participants shall receive benefits in accordance with Schedule C.

                  8.8 Valuation for Distribution.

                      (a) For the purposes of paying the amounts to be distributed to a Participant or his beneficiaries under this Plan, the value of the Fund and the amount of the Participant's interest shall be determined in accordance with the provisions of Article VII as of the Valuation Date coincident with or immediately preceding the date of the payment. There shall be added to such amount the additional contributions , if any, which have been (or are to be) allocated to the Participant's Accounts after that Valuation Date.

                      (b) If any distribution is deferred for more than 60 days after the occurrence of the event triggering the distribution, the Participant Account shall be valued as of the Valuation Date that occurs at least 30 days but not more than 60 days before the date on which the Participant Account is distributed.

                      (c) Subsection (a) notwithstanding, for the purpose of making a minimum distribution under section 401(a)(9) of the Code to a Participant who is still employed, the Participant's Accounts shall be valued in accordance with Section C.5 of Schedule C.

                      (d) If, at the time of a distribution, the value of a Participant's Accounts is at least $3,500 (at least $5,000, beginning on January 1, 1998), the value of his vested interest in those Accounts at any later time shall be deemed to be at least $3,500 (at least $5,000, beginning] on January 1, 1998 for purposes of determining whether the Participant may be "cashed out".

                  8.9 Timing of Distribution.

                      (a) (1) In general, a Participant entitled to receive benefits under this Article shall commence to receive benefits as soon as administratively practicable. However, in accordance with applicable law, benefits shall commence before a Participant's Normal Retirement Date only if the Participant consents in writing to receive benefits before his Normal Retirement Date. The Participant's consent shall be valid only if it is given within 90 days before his benefit commencement date. Such consent shall be given in the manner prescribed by the Committee.

                          (2) Distribution may be made at any time that is more
than seven days after the Participant has received any required notice(s) regarding his distribution options (including but not limited to notice of his right to elect a direct rollover), if the Participant waives his right to the 30-day election period to which he is otherwise entitled.

                      (b) Distribution of a Participant's benefits under this Plan shall be made or shall commence by his Mandatory Benefit Commencement Date. Schedule C contains provisions relating to mandatory benefit commencement and to the special benefit commencement option that is available to certain Participants.

                      (c) Assuming that he has made proper application for his benefits, a Participant shall begin to receive benefits no later than the later to occur of:

                          (1) the 60th day after the end of the Plan Year in
which the Participant attains Normal Retirement Age, or

                          (2) the 60th day after the end of the Plan Year in
which the Participant's employment with the Company and all Affiliated Companies terminates.

                  8.10 Direct Rollover Option.

                       (a) A Participant or a Participant's surviving spouse or an alternate payee under a qualified domestic relations order (as defined in section 414(p) of the Code) who is to receive an "eligible rollover distribution" (as defined in Subsection (c)) may elect to have the amount of such distribution transferred directly in a direct rollover to an "eligible retirement plan" (as defined in Subsection (d)).

                       (b) If a Participant or surviving spouse or alternate payee is to receive an eligible rollover distribution of more than $500, he may choose to have part of the distribution transferred directly in a direct rollover to an eligible retirement plan and to have the remainder paid to him. The amount which is to be transferred must be at least $500.

                       (c) (1) For the purpose of this Section, an "eligible rollover distribution" shall mean a distribution from the Plan that is a single-sum payment or one of the payments in a series of installment payments made at least annually over a period of less than 10 years. The dollar amount of an eligible rollover distribution shall not include the portion of such distribution that is a required minimum distribution under section 401(a)(9) of the Code or the portion of such distribution that consists of voluntary after-tax employee contributions, but shall include earnings on voluntary after-tax employee contributions.

                           (2) A distribution of less than $200 that would
otherwise be an eligible rollover distribution within the meaning of paragraph
(1) shall not be an eligible rollover distribution if it is reasonable to expect that all such distributions to the Participant or surviving spouse or alternate payee from the Plan during the same calendar year will total less than $200.

                       (d) For the purpose of this Section, an "eligible retirement plan" shall mean:

                           (1) in the case of a Participant or an alternate
payee, one of the following: an individual retirement account or an individual retirement annuity, a qualified trust if it is part of a defined contribution plan, or an annuity plan described in section 403(a) of the Code;

                           (2) in the case of a Participant's surviving spouse,
an individual retirement account or an individual retirement annuity.

                       (e) (1) The Committee shall provide to the Participant or surviving spouse or alternate payee an explanation of his right to elect a direct rollover and the federal tax withholding consequences to him if he does not elect a direct rollover. The Participant, surviving spouse, or alternate payee shall then have at least 30 days (but not more than 90 days) in which to elect a direct rollover.

                           (2) A Participant or surviving spouse or alternate
payee who elects a direct rollover must provide all information that the Committee may require to complete the direct rollover.

                           (3) A Participant or surviving spouse or alternate
payee who elects a direct rollover with respect to any eligible rollover distribution that is one in a series of installment payments made at least annually over a period of less than 10 years shall be deemed to have made the same election with respect to all subsequent eligible rollover distributions in the series unless and until he changes his election. A change of election shall be accomplished by notifying the Administrative Committee of the change in the manner prescribed by the Administrative Committee.

                           (4) A Participant or surviving spouse or alternate
payee who is entitled to elect a direct rollover with respect to all or any portion of a distribution from the Plan but who does not make any election shall be deemed to have rejected the direct rollover option.

                  8.11 Beneficiary Designation.

                       (a) Except as provided in Subsection (c), each Participant shall have the unrestricted right at any time to designate his beneficiary under the Plan. Such designation shall be made by executing and filing with the Committee a form provided by the Committee for that purpose.

                       (b) Except as provided in Subsection (c), each Participant shall have the unrestricted right to revoke and to change, at any time and from time to time, any beneficiary designations previously made. Such revocations and/or changes shall be made by executing and filing with the Committee a form provided by the Committee for that purpose.

                       (c) (1) A married Participant must designate his spouse as his beneficiary unless:

                               (A) the spouse consents in writing not to receive
death benefits under the Plan,

                               (B) the spouse consents in writing to the
specific alternate beneficiary designated by the Participant (if any),

                               (C) the spouse's consent acknowledges its own
effect, and

                               (D) the spouse's consent is witnessed by a Plan
representative or a notary public.

                           (2) A Participant may not change his beneficiary
without the consent of his spouse, unless the original consent of the spouse expressly permits the Participant to make changes without further consent of the spouse, or unless the Participant's change is to name his spouse as his beneficiary.

                       (d) A married Participant is not required to comply with the consent requirement of Subsection (c) if he establishes to the satisfaction of a Plan representative that his spouse cannot be located, or if he is legally separated or has been abandoned (within the meaning of local law) and has a court order to that effect.

                       (e) No designation, revocation, or change of beneficiaries shall be valid and effective unless and until filed with the Committee. If no designation is made, or if the beneficiaries named in such designation predecease the Participant, or if the beneficiaries cannot be located by the Committee, the interest of the deceased Participant shall be paid to the Participant's surviving spouse or, if none, to the Participant's estate.

                  8.12 Mailing Address. Benefit payments and notifications hereunder shall be deemed made when mailed to the last address furnished to the Committee.

                                   ARTICLE IX

                             TERMINATED PARTICIPANTS
                             -----------------------

                  9.1 Treatment of Terminated Participant.

                      (a) Except as provided in Subsection (c), if a terminated Participant's Accounts are valued at less than $3,500 (less than $5,000, beginning on August 1, 1998), the Accounts shall be distributed in a single-sum payment (i.e., "cashed out"), as follows:

                          (1) The Participant shall have the right to elect a
direct rollover in accordance with Section 8.10 if his distribution is an "eligible rollover distribution" (as defined in Section 8.10(c)). The Committee shall provide the Participant with a notice of his right to elect a direct rollover, and the Participant shall then have at least 30 days (but not more than 90 days) in which to elect a direct rollover.

                          (2) If the Participant does not elect a direct
rollover within his election period (or if his distribution is not an eligible rollover distribution), his Accounts shall be distributed to him in a single-sum payment as soon after his termination of employment as is administratively practicable.

                          (3) Distribution under this Subsection may be made at
any time that is more than seven days after the Participant has received the notice of his right to elect a direct rollover, if the Participant waives his right to a 30-day election period.

                      (b) If a terminated Participant's Accounts are valued at $3,500 or more ($5,000 or more, beginning on August 1, 1998), the Accounts shall be distributed pursuant to Article VIII as if the Participant had continued employment until his Normal Retirement Date. However, the Participant's Accounts shall be distributed to him earlier than his Normal Retirement Date if he requests earlier distribution.

                                    ARTICLE X

                                 ADMINISTRATION
                                 --------------

             10.1 Allocation and Delegation of Fiduciary Responsibilities. Fiduciary responsibilities with respect to the Plan are to be allocated as set forth in this Article X. A fiduciary shall have only those specific powers, duties, responsibilities, and obligations as are specifically given him under this Plan or the Trust Agreement. It is intended that each fiduciary be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under this Plan and/or the Trust Agreement, and a fiduciary generally shall not be responsible for any act or failure to act of another fiduciary. The Company shall be the named fiduciary and the plan administrator. The Company shall have the sole responsibility for establishing the funding policy of the Plan and for making contributions provided for under Article V.


             10.2 Powers and Responsibilities of the Board of Directors. The Board of Directors has the following powers and responsibilities:

                  (a) to authorize amendments to the Plan, as set forth in
Article XII;

                  (b) to terminate the Plan, as set forth in Article XII; and

                  (c) to appoint and remove members of the Administrative and Employee Benefits Committees, as set forth in Sections 10.3 and 10.4.

             10.3 Employee Benefits Committee.

                  (a) The Employee Benefits Committee shall consist of at least three members who shall be appointed by and serve at the pleasure of the Board of Directors. Vacancies shall be filled by the Board of Directors. Any member of the Employee Benefits Committee may resign by delivering a written resignation to the Board of Directors, to become effective upon delivery or at any other date specified therein.

                  (b) The members of the Employee Benefits Committee shall elect from their members a chairman and shall appoint a secretary who may, but need not, be a member of the Employee Benefits Committee. The Employee Benefits Committee may, in writing, delegate some or all of its powers and responsibilities as specified in Section 10.3(d) to any other person or entity.


                  (c) The Employee Benefits Committee shall hold meetings upon such notice, at such times, and at such places as it may determine. The majority of the members of the Employee Benefits Committee at the time in office shall constitute a quorum for the transaction of business at all meetings, and a majority vote of those present at any meeting shall be required for action. The Employee Benefits Committee may also act by written consent of a majority of its members.

                  (d) The Employee Benefits Committee shall have the following powers and responsibilities:



                    (1) to establish investment objectives with respect to the investment of assets which are not held by an Insurance Company;

                    (2) to establish and modify investment performance standards;

                    (3) to comply with the investment provisions of ERISA;

                    (4) to coordinate any necessary audit process with respect to reports on financial data;

                    (5) to prepare periodic financial reports to the Board of Directors which shall show, in reasonable detail, the assets and liabilities of the Plan, and which shall give an account of the financial operations of the Plan;

                    (6) to appoint and remove any Insurance Company;

                    (7) to approve any Funds for the investment of Participant contributions that may be consistent with the objectives of the Plan.

             10.4 Administrative Committee.

                  (a) The Administrative Committee shall consist of at least three persons who shall be appointed by and serve at the pleasure of the Board of Directors. Vacancies shall be filled by the Board of Directors. Any member of the Administrative Committee may resign by delivering a written resignation to the Board of Directors, to become effective upon delivery or at any other date specified therein.

                  (b) The members of the Administrative Committee shall elect from their members a chairman and shall appoint a secretary who may, but need not, be a member of the Administrative Committee. The Administrative Committee may, in writing, delegate some or all of its powers and responsibilities as set forth in Section 10.4(d) to any other person or entity.

                  (c) The Administrative Committee shall hold meetings upon such notice, at such times, and at such places as it may determine. A majority of the members of the Administrative Committee at the time in office shall constitute a quorum for the transaction of business at all meetings, and a majority vote of those present at any meeting shall be required for action. The Administrative Committee may also act by written consent of a majority of its members.

                  (d) The Administrative Committee shall adopt such rules for administration of the Plan as it considers desirable, provided they do not conflict with the Plan. Records of administration of the Plan shall be kept, and Participants and their beneficiaries may examine records pertaining to their Participant Accounts. The Administrative Committee shall have discretionary authority to determine eligibility for participation or benefits and to construe the terms of the Plan, and shall also have the following powers and responsibilities:

                    (1) to select and terminate the independent auditor required under ERISA;

                    (2) to follow the claims procedure set forth in Section
10.5;

                    (3) to construe the Plan, correct defects, supply omissions, and reconcile inconsistencies to the extent necessary to administer the Plan, with any instructions or interpretation of the Plan made in good faith by the Administrative Committee to be final and conclusive for all purposes;

                    (4) to comply with any requirements of ERISA with respect to filing reports with governmental agencies;

                    (5) to provide Employees with any and all information required by ERISA;

                    (6) to coordinate any necessary audit process with respect to reports on administration data; and

                    (7) to conduct routine Plan administration.

                  (e) No member of the Administrative Committee shall act or participate in the action of the Administrative Committee in any matter directly affecting his own Participant Account and not of general application to all Participants.

             10.5 Claims Procedure.

                  (a) In the event that the Administrative Committee denies, in whole or in part, a claim for benefits (including a request for a loan or a Hardship withdrawal) by a Participant or his beneficiary, the Administrative Committee shall furnish notice of the denial to the claimant, setting forth:

                    (1) the specific reasons for the denial,

                    (2) specific reference to the pertinent Plan provisions on which the denial is based,

                    (3) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and

                    (4) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

                  (b) The notice described in Subsection (a) shall be forwarded to the claimant within 90 days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 90 days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason(s) for the extension.

                  (c) Within 60 days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Administrative Committee in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Administrative Committee. The Administrative Committee shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within 60 days of receipt of the petition; provided, however, that in special circumstances the Administrative Committee may extend the response period for up to an additional 60 days, in which event it shall notify the claimant in writing prior to the commencement of the extension.


                  (d) If for any reason the written notice of denial described in Subsection (a) is not furnished within 90 days of the Committee's receipt of a claim for benefits, the claim shall be deemed to be denied. Likewise, if for any reason the written decision on review described in Subsection (c) is not furnished within the time prescribed, the claim shall be deemed to be denied on review.

             10.6 Qualified Domestic Relations Orders. The Committee shall have the duty to determine whether any domestic relations order received by the Plan is a qualified domestic relations order as defined in section 414(p) of the Code. To the extent provided in a qualified domestic relations order, the former spouse of a Participant shall be treated as the surviving spouse for purposes of this Plan, and any other spouse of the Participant shall not have a spouse's rights under the Plan.

             10.7 Indemnification of the Committee.

                  (a) Each Indemnitee (as defined in Subsection (e)) shall be indemnified and held harmless by the Company for all actions taken by him and for all failures to take action (regardless of the date of any such action or failure to take action), to the fullest extent permitted by the law of the jurisdiction in which the Company is incorporated, against all expense, liability, and loss (including, without limitation, attorneys' fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding (as defined in Subsection (e)). No indemnification pursuant to this Section shall be made, however, in any case where (1) the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness or (2) there is a settlement to which the Company does not consent.

                  (b) The right to indemnification provided in this Section shall include the right to have the expenses incurred by the Indemnitee in defending any Proceeding paid by the Company in advance of the final disposition of the Proceeding, to the fullest extent permitted by the law of the jurisdiction in which the Company is incorporated; provided that, if such law requires, the payment of such expenses incurred by the Indemnitee in advance of the final disposition of a Proceeding shall be made only on delivery to the Company of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced without interest if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section or otherwise.

                  (c) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be such and shall inure to the benefit of his heirs, executors, and administrators.

                  (d) The foregoing right to indemnification shall be in addition to such other rights as the Indemnitee may enjoy as a matter of law or by reason of insurance coverage of any kind and is in addition to and not in lieu of any rights to indemnification to which the Indemnitee may be entitled pursuant to the by-laws of the Company.

                  (e) For the purposes of this Section, the following definitions shall apply:


                    (1) "Indemnitee" shall mean each person serving as a member of the Committee (or any other person who is an employee, director, or officer of the Company or an Affiliated Company) who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding, by reason of the fact that he is or was performing administrative functions under the Plan.

                    (2) "Proceeding" shall mean any threatened, pending, or completed action, suit, or proceeding (including, without limitation, an action, suit, or proceeding by or in the right of the Company), whether civil, criminal, administrative investigative, or through arbitration.

             10.8 Employment of Agents. The Investment and Administrative Committees may retain such counsel and such actuarial, accounting, medical, clerical, and other services as they may require to comply with all applicable rules and regulations affecting the Plan. Any consultants, accountants, actuaries, or attorneys may be the same as those retained by the Company.

             10.9 Reliance on Reports and Certificates. The Investment and Administrative Committees, the officers and managers and Employees of the Company, and the Company itself shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by any duly appointed actuary, upon all certificates and reports made by the Trustee, or by any duly appointed accountant, and upon all opinions given by any duly appointed legal counsel.

            10.10 Compensation. Members of the Administrative and Employee Benefits Committees who are Employees shall not receive any compensation for their services as such.

            10.11 Notifications.

                  (a) All notices, reports, and statements given, made, delivered, or transmitted to a Participant shall be deemed duly given, made, delivered, or transmitted when mailed, by such class as the sender may deem appropriate, with postage prepaid and addressed to the Participant at the address last appearing on the records of the Company with respect to this Plan. All notices, directions, or other communications given, made, delivered, or transmitted by a Participant to the Trustee and/or Company, shall not be deemed to have been duly given, made, delivered, transmitted, or received unless and until actually received by the Trustee or by the Company acting upon delegation from the Trustee and/or Insurance Company.

                  (b) The Trustee and/or the Administrative Committee, or the Company under delegation from the Trustee, shall, as soon as practicable after the end of each Plan Year, mail to each Participant a statement setting forth the account of such Participant in the respective Funds as of the end of such Plan Year. Such statement shall be deemed to have been accepted as correct unless written notice to the contrary is received by the Administrative Committee or Company within 30 days after the mailing of such statement to the Participant.

            10.12 Administrative and Investment Expenses. All brokerage fees, taxes, and other expenses related to the purchase and sale of securities in a Fund and all other expenses (including Trustee's fees, investment management fees, and all other costs and expenses incurred in administering the Plan) shall be paid out of the Trust to the extent not paid by the Company.

                                   ARTICLE XI

                                    THE TRUST
                                    ---------

             11.1 Designation of Trustee. The Board of Directors shall enter into one or more Trust Agreement or Agreements with one or more Trustees selected by it in its sole discretion. The Board of Directors shall have the power to amend the Trust Agreement, remove the Trustee, and designate a successor Trustee, all as provided in the Trust Agreement. All of the assets of the Plan shall be held by the Trustee for use in accordance with this Plan in providing for the benefits hereunder.

             11.2 Fund.

                  (a) The contributions deposited by the Company in the Fund in accordance with this Plan shall constitute a fund held for the benefit of Participants and their eligible beneficiaries under and in accordance with this Plan. Prior to the satisfaction of all liabilities under the Plan in the event of termination of the Plan, no part of the corpus or income of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of such Participants and beneficiaries (including necessary administrative costs), except as expressly provided hereafter in this Plan and in the Trust Agreement.

                  (b) Subsection (a) notwithstanding, in the case of a contribution made by the Company (1) as a mistake of fact; or (2) for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service; or (3) which is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, and an application for determination is made to the Internal Revenue Service within the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan was adopted (or such later date as the Secretary of the Treasury may prescribe), but such initial qualification cannot be obtained, the Company shall be entitled to a refund of said contributions.

                  (c) Any refund of contributions described in Subsection (b) must be made (1) within one year after payment of a contribution made as a mistake of fact, or (2) within one year after disallowance of the tax deduction, to the extent of such disallowance, or (3) within one year of the date on which the initial qualification of the Plan is denied by the Internal Revenue Service, as the case may be.


             11.3 No Interest in Fund. No person shall have any interest in or right to any part of the assets or income of the Fund, except to the extent expressly provided in this Plan and in the Trust Agreement.

            11.4 Trustee. The Trustee and the Company may by mutual agreement arrange for the delegation by the Trustee to the Company or to the Employee Benefits Committee of any of its functions other than (a) the investment, valuation, management, and custody of assets; (b) the voting with respect to securities held by the Trustee; and (c) the purchase and sale or redemption of securities; provided that the Trust Agreement permits delegation of such functions in accordance with the foregoing provisions of this Section.


             11.5 Records. The Trustee shall keep full books of account in accordance with regulations prescribed by the Employee Benefits Committee. The Trustee shall, at least once during each calendar year, submit to the Employee Benefits Committee a report on each Fund, which shall include (a) a list of the investments making up such Fund at the end of the period covered by the report, showing the valuation placed on each item on the list by the Trustee at the end of such period, the total of such valuations, and the number of Units in such Fund outstanding at the end of such period, and (b) a statement of purchases, sales, and any other investment changes and of income and disbursements since the last report. Copies of such reports shall be available for inspection at the principal office of the Company and at such other places as the Employee Benefits Committee shall specify.

             11.6 Operation of the Trust.

                  (a) All assets of the Plan shall be held in a Trust or Trusts for use in providing the benefits payable under the Plan and paying such investment expenses as may properly be incurred by the Trustee. The Trust Agreement may from time to time be amended in the manner herein provided.

                  (b) A copy of the Trust Agreement shall, upon written request of a Participant, be made available for inspection by him.

                  (c) The Board of Directors may from time to time remove a Trustee and upon removal or resignation of a Trustee designate a successor Trustee, and may take such other steps and execute such other instruments as it may deem necessary or desirable to put this Plan into effect or to carry it out. Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with provisions of the Plan or the Trust Agreements, as the case may be, authorizing or providing for such direction, information, or action.

             11.7 Participant's Representatives. The Trustee shall not be bound to recognize the authority or agency of any party acting for a Participant unless and until it receives documentary evidence thereof in form and substance satisfactory to it and thereafter receives from time to time, as the Trustee may require, further documentary evidence disclosing the status of any agency.

                                   ARTICLE XII
                            AMENDMENT AND TERMINATION

             12.1 Amendment.

                  (a) The Company reserves the right to amend the Plan in whole or in part, at any time by action of the Board of Directors; provided, however, that it shall be impossible, except as provided in Section 11.2, for any part of the corpus or income of the Fund to be used for or diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries.

                  (b) Each amendment to the Plan shall be in writing. No amendment to the Plan shall have the effect of retroactively depriving Participants of benefits already accrued under the Plan or of reducing a Participant's vested interest in his Accounts.

             12.2 Termination. The Plan and the Fund forming part of the Plan may be terminated, or contributions may be completely discontinued, by the Company at any time by action of the Board of Directors. In the event of a termination, a partial termination, or a complete discontinuance of contributions, or in the event that the Company is dissolved, liquidated, or adjudicated a bankrupt, the interests of the affected Participants, their estates, and their beneficiaries shall be fully vested. Unless there is a successor plan (as defined in Treas. Reg. ss.1.401(k)-1(d)(3)), distributions shall be made in cash or in property or in any combination of cash and property. When all assets have been paid out by the Trustee, the Fund shall cease.

             12.3 Merger. The Plan shall not be merged with or consolidated with, nor shall its assets and/or liabilities be transferred to, any other qualified retirement plan unless each Participant would receive a benefit after such merger, consolidation, or transfer (assuming the Plan then terminated) which is of actuarial value equal to or greater than the benefit he would have received from his Accounts if the Plan had been terminated on the day before such merger, consolidation, or transfer. No amounts shall be transferred to this Plan which would cause the Plan to be a direct or indirect transferee of a plan to which the survivor annuity requirements of sections 401(a)(11) and 417 of the Code apply.

             12.4 Consent to Modifications. A modification which affects the rights or duties of the Trustee and/or Insurance Company may be made only with the consent of the Trustee and/or Insurance Company. A modification may affect Employees participating in this Plan at the time thereof, as well as future Participants, but may not diminish any Participant Account as of the effective date of such modification; provided, however, that any and all amendments may be made which are necessary to (a) qualify or maintain the qualification of the Plan under the applicable provisions of the Code and (b) meet and continue meeting the requirements of ERISA.

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS
                              --------------------

             13.1 General. Effective January 1, 1997, the following provisions shall automatically apply to the Plan for each Plan Year in which it is a Top-Heavy Plan (as defined below). This Article shall be construed to comply with section 416 of the Code and the regulations thereunder.

             13.2 Definitions. The following definitions shall supplement those set forth in Article II of the Plan:

                  (a) "Aggregation Group" shall mean:

                    (1) each plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company in which a Key Employee is a participant,

                    (2) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company which enables any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code, and

                    (3) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Company or an Affiliated Company which is included by the Committee if the Aggregation Group, including such a plan, would continue to meet the requirements of sections 401(a)(4) and 410 of the Code.

                  (b) "Determination Date" shall mean the last day of the preceding Plan Year.

                  (c) "Key Employee" shall mean any Employee or former Employee who at any time during the 60-month period ending on the Determination Date is described below. The term Key Employee shall also include the beneficiaries of such persons. The foregoing notwithstanding, the number of persons described in Subsection (c)(2) for the entire 60-month period shall be limited to 10.

                    (1) An officer of the Company having Income for a Plan Year during the 60-month period ending on the Determination Date that is greater than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends. The number of employees to be treated as officers shall be no more than 50, or, if less, the greater of:

                        (A) three employees, or

                        (B) ten percent (10%) of the greatest number of employees, including leased employees within the meaning of section 414(n) of the Code, employed by the Company and all Affiliated Companies during the 60-month period ending on the Determination Date.

                    (2) One of the 10 employees with annual Income greater than the amount described in section 415(c)(1)(A) of the Code who own (or are considered as owning, within the meaning of section 318 of the Code) the largest interests in the Company or any Affiliated Company, provided that such interest exceeds one-half of one percent (0.5%) of the total share ownership of the Company or Affiliated Company.

                    (3) A five-percent (5%) owner of the Company.

                    (4) A one-percent (1%) owner of the Company who has annual Income which, in the aggregate, is in excess of $150,000.

                  The above determinations shall be made in accordance with
section 416(i) of the Code and the regulations thereunder.

                  (d) "Key Employee Ratio" shall mean the ratio for any Plan Year, calculated as of the Determination Date of such Plan Year, determined by comparing the amount described in Subsection (d)(1) with the amount described in Subsection (d)(2) after deducting from each such amount any portion thereof described in Subsection (d)(3).

                    (1) The sum of (A) the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date, except benefits paid on account of death in excess of the accrued benefit or account balances immediately prior to death.

                    (2) The sum of (A) the present value of all accrued benefits of all participants under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of all participants under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any participant during the period of five Plan Years ending on the Determination Date.

                    (3) The sum of (A) all rollover contributions (or fund-to-fund transfers) to the Plan by an Employee from a plan sponsored by an employer which is not the Company or an Affiliated Company, (B) any amount that is included in Subsections (d)(1) and (2) for a person who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year, and (C) for Plan Years beginning after December 31, 1984, any amount that is included in Subsections (d)(1) and (2) for a person who has not performed any service for the Company during the five-year period ending on the Determination Date.

                    (4) The present value of accrued benefits under all qualified defined benefit plans included in the Aggregation Group shall be determined on the basis of the UP- 1984 Mortality Table (Unisex) with no age setback and an interest rate of eight and one-half percent (8.5%). The value of proportional subsidies, including subsidized preretirement survivor's benefits, subsidized early retirement benefits, and optional forms of payment, shall be ignored in determining the present value of accrued benefits.


                    (5) Solely for the purpose of determining whether the Plan, or any other plan included in the Required Aggregation Group, is top-heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and all Affiliated Companies, or (B) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual method of section 411(b)(1)(C) of the Code.

                  (e) "Non-Key Employee" shall mean any person who is an Employee or a former Employee in any Plan Year but who is not a Key Employee as to that Plan Year. The term Non-Key Employee shall also include the beneficiaries of such persons.

                  (f) "Required Aggregation Group" shall mean all plans described in Sections 13.2(a)(1) and (2).

                  (g) "Super Top-Heavy Plan" shall mean each plan in an Aggregation Group if, as of the applicable Determination Date, the Key Employee Ratio exceeds ninety percent (90%), determined in accordance with section 416 of the Code.

                  (h) "Top-Heavy Account" shall mean the Account to which are credited the minimum Company contributions made under this Article on behalf of a Non-Key Employee for Plan Years in which the Plan is a Top-Heavy Plan, and gains and losses thereon. Only Non-Key Employees shall have Top-Heavy Accounts.

                  (i) "Top-Heavy Plan" shall mean each plan in an Aggregation Group if, as of the applicable Determination Date, the Key Employee Ratio exceeds sixty percent (60%), determined in accordance with section 416 of the Code.

                  (j) "Top-Heavy Valuation Date" shall mean the most recent Valuation Date occurring within the 12-month period ending on the Determination Date.


             13.3 Minimum Contribution for Non-Key Employees.

                  (a) (1) In each Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and who is employed by the Company on the last day of such Plan Year shall receive a total minimum Company contribution (including forfeitures) under all plans in the Required Aggregation Group of not less than three percent (3%) of the Participant's annual Limitation Compensation. (2) Salary Redirection contributions made on behalf of a Participant in plan years beginning after December 31, 1984 and before January 1, 1989 shall be deemed to be Company contributions for the purpose of this Subsection. Neither salary reduction contributions nor matching contributions made on behalf of a Participant in plan years beginning after December 31, 1988 shall be deemed to be Company contributions for the purpose of this Subsection.

                    (3) The minimum Company contribution shall be provided to each Participant who is a Non-Key Employee employed by the Company on the last day of the Plan Year, regardless of the number of Hours of Service completed by the Participant during the Plan Year, and regardless of the Participant's level of compensation. Minimum Company contributions shall be allocated to Top-Heavy Accounts.

                  (b) The percentage set forth in Subsection (a)(1) shall be reduced to the percentage at which contributions, including salary Redirection contributions, matching contributions, and forfeitures, are made (or are required to be made) for a Plan Year for the Key Employee for whom such percentage is the highest for that Plan Year. This percentage shall be determined for each Key Employee by dividing the contribution for such Key Employee by his Limitation Compensation for the Plan Year. All defined contribution plans in the Required Aggregation Group shall be treated as one plan for the purpose of this Section; however, this Section shall not apply to any plan in the Required Aggregation Group if such plan enables a defined benefit plan in the group to meet the requirements of section 401(a)(4) or section 410 of the Code.

                  (c) If the Required Aggregation Group includes both a defined benefit plan and a defined contribution plan and a Participant who is a Non-Key Employee employed by the Company on the last day of the Plan Year participates in both, the Company is not required to provide such Participant with both the minimum benefit under the defined benefit plan and the minimum contribution described above. In such event, the Participant shall have the minimum benefit provided under the defined benefit Top-Heavy Plan.

                  (d) The compensation taken into account for the purpose of determining minimum Company contributions under this Section shall not be more than the amount in effect under section 401(a)(17) of the Code for the Plan Year in question.

             13.4 Vesting. If the Plan becomes a Top-Heavy Plan, each Participant shall continue to be one hundred percent (100%) vested in his Participant Account.

             13.5 Social Security. For each Plan Year in which it is a Top-Heavy Plan, the Plan must meet the requirements of this Article without regard to any Social Security or similar contributions or benefits.

             13.6 Adjustment to Maximum Allocation Limitation.

                  (a) The provisions of this Section shall not apply on or after January 1, 2000. Until January 1, 2000, for each Plan Year in which the Plan is

                                    (1)     a Super Top-Heavy Plan
         or

                                    (2)     a Top-Heavy Plan and the Board of
Directors does not make the election described in Subsection (b) (and a similar election has not been made as to another plan in the Aggregation Group), the
1.25 factor in the defined benefit and defined contribution fractions described in Section 7.8 shall be reduced to 1.0. However, this adjustment shall not apply to any Participant during any period in which the Participant earns no additional accrued benefit under any defined benefit plan and has no employer contributions, forfeitures, or voluntary contributions allocated to his accounts under any defined contribution plan.

                  (b) If, in any Plan Year beginning January 1, 2000, the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan and the Required Aggregation Group includes a defined benefit plan, the Board of Directors may elect to use a factor of 1.25 in computing the denominator of the defined benefit and defined contribution fractions described in Section 7.8. In the event of such an election, the minimum Company contribution described in Section 13.3(a)(1) for each Non-Key Employee who is not covered by a defined benefit plan shall be increased from three percent (3%) to four percent (4%), and the minimum benefit described in Section 13.3(c) for each Non-Key Employee who is covered by a defined benefit plan shall be the increased minimum benefit provided under the defined benefit Top-Heavy Plan.

                                   ARTICLE XIV

                          WITHDRAWALS DURING EMPLOYMENT
                          -----------------------------

             14.1 General. While he is still employed by the Company or an Affiliated Company, a Participant may withdraw his interest in the Fund only in the manner, in the amount, and at the times provided in this Article.

             14.2 Hardship Withdrawals.

                  (a) With the approval of the Committee, a Participant may withdraw up to the total value of his Salary Redirection Account and his 401(k) Account in the event of Hardship; provided, however, that he may not withdraw any amount that constitutes earnings credited to his Salary Redirection Account after December 31, 1988.

                  (b) A Participant shall apply for a Hardship withdrawal in the form and manner prescribed by the Committee. The Participant's application shall represent that the withdrawal is to be made because of Hardship.

                  (c) A withdrawal shall not be permitted under this Section for any reason not listed in the Plan's definition of Hardship (Section 2.21).

                  (d) The Committee shall approve a Hardship withdrawal only if the Participant delivers with his withdrawal application a signed statement that his financial need cannot reasonably be relieved:

                    (1) by ceasing to contribute Pre-tax Salary Redirection Contributions and After-tax Contributions to this Plan;

                    (2) by receiving all distributions (other than Hardship distributions) and all non-taxable loans available to him from all retirement plans maintained by the Company and Subsidiaries and any other employer(s);

                    (3) by borrowing from commercial sources on reasonable commercial terms an amount sufficient to satisfy the need;

                    (4) through reimbursement or compensation by insurance or otherwise;

                    (5) by liquidation of his assets (including the assets of his spouse and minor children that are reasonably available to him). A Participant's financial need cannot reasonably be relieved by one of the methods listed above if the effect would be to increase the amount of the need.

                  (e) Subsection (d) notwithstanding, the Committee shall not approve a Hardship withdrawal if it has actual knowledge that the Participant's financial need can be relieved by one or more of the methods listed in Subsection (d).

             14.3 Withdrawals After Age 59 1/2. A Participant who has attained age 59 1/2 may withdraw up to the total value of his Salary Redirection and Supplemental Accounts,401(k) Account, QMAC Account, and QNEC Account. Requests for such withdrawals shall be made in the manner prescribed by the Committee.

             14.4 Other Withdrawals.

                  (a) A Participant may at any time withdraw any amount from his Voluntary Account. Requests for withdrawals shall be made in the manner prescribed by the Committee.

                  (b) (1) A Participant who contributed voluntary contributions to a C-M Plan prior to January 1, 1987 shall have the choice of (A) making his withdrawal entirely from either his "pre-1987 account" or his "post-1986 account" (as described in Section 2.1(d)); or (B) making his withdrawal first from his pre-1987 account, until his entire pre-1987 account has been withdrawn, and then from his post-1986 account; or (C) making his withdrawal first from his pre-1987 account, until all principal in his pre-1987 account has been withdrawn, and then from his post-1986 account.

                    (2) A withdrawal from the pre-1987 account may consist entirely of principal (that is, the Participant's Voluntary Savings) until all principal in the pre-1987 account has been withdrawn. Any remainder of the withdrawal to come from the pre-1987 account shall be taken from earnings and shall be taxable income to the Participant for the year of the withdrawal.

                    (3) A withdrawal from the post-1986 account shall consist of both principal and taxable earnings. The portion consisting of principal shall bear the same proportion to the withdrawal from the post-1986 account as the principal in the post-1986 account bears to the total value of the post-1986 account as of the date of withdrawal.

             14.5 Special Withdrawals. A Participant may withdraw the total value of his Accounts in a single sum after a determination by the Committee that one of the following events has occurred:

                  (a) the termination of the Plan, where there is no successor plan (as defined in Treas. Reg.ss.1.401(k)-1(d)(3));

                  (b) the sale by the Company of substantially all of its assets used in a trade or business, if the Participant making the withdrawal begins employment with the corporation acquiring such assets; or

                  (c) the sale by the Company of its interest in a subsidiary, if the withdrawal is made by a Participant who continues employment with such subsidiary.

             14.6 Withdrawal of Pledged Amount. No amount that is security for a loan under Article XV may be withdrawn.

             14.7 Amount and Payment of Withdrawals.

                  (a) The maximum amount available for withdrawal from any Account shall be determined on the basis of the value of the Account as of the Valuation Date coincident with or immediately preceding the date on which the withdrawn amount is paid to the Participant.

                  (b) A Participant may specify the Fund or Funds from which a withdrawal under this Article is to be made; provided, however, that any payment of Voluntary Savings shall be made out of the Participant's interest in the various Funds in proportion to the Participant's share of Voluntary Savings in such Fund.

                  (c) If a Participant does not specify the Fund or Funds from which a withdrawal is to be paid, payment shall be made out of the Participant's interest in the various Funds in proportion to the Participant's share in such Funds.

                  14.8 Withdrawals from Rollover Account. A Participant may at any time withdraw any amount from his Rollover Account; provided, however, that no more than one such withdrawal may be made in any six-month period. Requests for withdrawals shall be made on forms prescribed by the Administrative Committee.

             14.9 Emergency Withdrawals. Notwithstanding the other provisions of this Article XIV, a Participant shall have the right at any time to request withdrawal of all or part of the total value of his Basic Account, Supplemental Account, and Company Account because of proven financial emergency. For this purpose, "financial emergency" shall mean a need for financial assistance to meet obligations with respect to providing primary housing and with respect to the health, welfare, or education of the Participant or a member of his immediate family. Withdrawals under this Section are subject to the following rules:

                  (a) The withdrawal shall be subject to the approval of the Administrative Committee, both as to the withdrawal itself and the amount thereof.

                  (b) In granting approvals, the Administrative Committee shall act in a uniform and nondiscriminatory manner.

                  (c) The withdrawal shall be satisfied first by a withdrawal of the value of the Participant's After-Tax Supplemental Contributions, then by a withdrawal of the value of the Participant's After-Tax Basic Contributions, and finally by a withdrawal of the value of Matching Contributions.

                  (d) No more than one withdrawal may be made under this Section in any six-month period.

            14.10 Withdrawal of After-Tax Contributions and Matching Contributions. By filing a written request with the Administrative Committee, a Participant may elect to withdraw certain amounts from his Basic Account, Supplemental Account, and Company Account, as follows:

                  (a) Withdrawal of up to one hundred percent (100%) of his After-Tax Supplemental Contributions or, if less, one hundred percent (100%) of his Supplemental Account. Such a withdrawal shall not result in a Participant's being prohibited from making Plan contributions.

                  (b) Withdrawal of up to one hundred percent (100%) of the After-Tax Basic Contributions; provided that if the withdrawal takes place prior to January 1, 1995, the amount withdrawn was contributed at least 24 months prior to the date of withdrawal or, if less, one hundred percent (100%) of the then value of such After-Tax Basic Contributions. Such a withdrawal shall result in a Participant's being prohibited from making After-Tax Contributions for a period of six months, but shall not result in a Participant's being prohibited from making Pre-Tax Salary Redirection Contributions.

                  (c) Withdrawal of either fifty percent (50%) or one hundred percent (100%) of the lesser of (1) the value of the Participant's Company Account as of the Valuation Date coincident with or immediately preceding the date that is 24 months prior to the date of withdrawal, or (2) the value of the Participant's Basic Account on the date of withdrawal. Such a withdrawal is permissible only when the Participant has elected to withdraw one hundred percent (100%) of the After-Tax Basic Contributions available for withdrawal under Subsection (b). In the event of a fifty-percent (50%) withdrawal, the Participant shall be prohibited from making any After-Tax Contributions for a period of six months, but he shall not be prohibited from making Pre-Tax Salary Redirection Contributions.


                  (d) A withdrawal under this Section shall be satisfied first by a withdrawal of the value of the Participant's After-Tax Supplemental Contributions, then by a withdrawal of the value of the Participant's After-Tax Basic Contributions, and finally by a withdrawal of the value of Matching Contributions.

                  (e) No more than one withdrawal may be made under this Section in any six-month period.

             14.11 Resumption of Participant Contributions. In order to resume making contributions, a Participant must follow the procedure outlined in
Section 3.5 as if he were a new Participant. Contributions shall resume at the percentages in effect prior to suspension unless the Participant has elected otherwise pursuant to Section 4.4 or 4.5.

             14.12  Amount and Payment of Withdrawals.

                  (a) Prior to January 1, 1992, the amount of any withdrawal shall be determined on the basis of the value of the Participant's account as of the Valuation Date coincident with or next following the date that is 30 days after the date on which the written request to withdraw is received by the Administrative Committee. As of such Valuation Date, an appropriate number of the Participant's Units (if applicable) shall be canceled. The amounts withdrawn shall be paid in cash to the Participant as soon after such Valuation Date as is practicable.

                  (b) On and after January 1, 1992, the amount of any withdrawal shall be determined on the basis of the Participant's account as of the Valuation Date on which the written request to withdraw is processed by the Trustee. As of such Valuation Date, an appropriate number of the participant's Units (if applicable) shall be canceled. The amounts withdrawn shall be paid in cash to the Participant as soon after such Valuation Date is practicable.

             14.13  Fund to Be Charged with Withdrawal.

                  (a) A Participant may specify the Fund or Funds from which a withdrawal under this Article is to be made; provided, however, that any distribution of After-Tax Contributions made on or after January 1, 1987 shall be made out of the Participant's interest in the various Funds in proportion to the Participant's share of After-Tax Contributions in such Funds.

                  (b) If a Participant does not specify the Fund or Funds from which a withdrawal is to be made, distribution shall be made out of the Participant's interest in the various Funds in proportion to the Participant's share in such Funds.

             14.14 Withdrawals from Rollover Account. A Participant may at any time withdraw any amount from his Rollover Account; provided, however, that no more than one such withdrawal may be made in any six-month period. Requests for withdrawals shall be made on forms prescribed by the Administrative Committee.

             14.15 Withdrawals Not Subject to Replacement. A Participant may not replace any portion of his Accounts withdrawn under this Plan.

                                   ARTICLE XV

                               LOANS FROM THE PLAN
                               -------------------

             15.1 Loan Program.

                  (a) The Trustee has established a program under which assets of the Plan may be loaned to certain individuals. This loan program is administered by the Administrative Committee in accordance with (1) the provisions of this Article and (2) any related documents describing procedures to be followed in the administration of the loan program which have been made a part of the Plan.

             15.2 Persons Who May Borrow from the Plan.

                  (a) All vested Participants shall be eligible to apply for loans from the Plan.

                  (b) (1) Beneficiaries of deceased Participants who are "parties in interest," as that term is defined in section 3(14) of ERISA, shall be also eligible to apply for loans from the Plan. For the purposes of this Article, the Accounts of a deceased Participant shall be deemed to belong to the beneficiary of that deceased Participant.

                      (2) The Administrative Committee shall be under no obligation to approve the loan application of any beneficiary who is not a paid employee of the Company.

                  (c) If the Company or a Participating Subsidiary is an S Corporation, no shareholder-employee who owns more than five percent (5%) of the stock of the Company shall be permitted to apply for a loan. No one who is an Owner-Employee or a member of the family of an Owner-Employee shall be permitted to apply for a loan.

                  (d) An individual who is eligible to apply for a loan from the Plan shall hereinafter be called a "Borrower."

             15.3 Application for and Approval of Loan.

                  (a) All applications for loans shall be made in the manner prescribed by the Administrative Committee. In his application, the Borrower shall specify:

                    (1) the amount of the loan being requested, which shall not be less than the minimum loan amount set forth in Section 15.5(a);

                    (2) the intended use of the loan proceeds;

                    (3) the intended security for the loan; and

                    (4) the intended repayment period, which shall be a period authorized under Section 15.8(b).

                  (b) The Administrative Committee shall rule upon loan applications in a uniform and nondiscriminatory manner, taking into consideration only those factors which would be considered in a normal commercial setting by an entity in the business of making similar types of loans. In ruling on a loan application, the Administrative Committee shall not consider the Borrower's race, color, religion, sex, age, or national origin, but may consider his credit worthiness, collateral, and financial need.

                  (c) The Administrative Committee shall deny a request for a loan if the intended use of the loan proceeds is to purchase securities.

                  (d) The Administrative Committee shall not approve any loan which would exceed the maximum amount described in Section 15.5(b). The Administrative Committee may approve a loan of less than the amount requested in a Borrower's application.

                  (e) No more than one loan application per Borrower shall be approved during any Plan Year. In no event shall a Borrower be permitted to have more than two loans from this Plan outstanding at any time.

                  (f) If a request for a loan is approved, the loan proceeds shall be paid to the Borrower as of the Valuation Date coincident with or immediately following the date on which the loan is approved. Any fees or charges associated with the processing of the loan shall be paid by the Borrower.

                  (g) If a request for a loan is denied, the Borrower may appeal the denial in the manner described in Section 10.5.

             15.4 Account Attributed to Beneficiary. For the purpose of this Article, the Participant Account of a deceased Participant shall be deemed to belong to the beneficiary of that deceased Participant.

             15.5 Amount of Loan.

                  (a) The Plan shall make no loan in an amount less than $1,000.

                  (b) The value of a Borrower's outstanding loans under this Plan and all other plans qualified under section 401(a) of the Code which are sponsored by the Company and Affiliated Companies shall not exceed the lesser of:

                    (1) $50,000 reduced by the excess of (A) the highest outstanding loan balance during the 12 months before a new loan is made over (B) the outstanding loan balance on the date of the new loan, or

                    (2) fifty percent (50%) of the value of the Borrower's vested interest in the Plan, determined as of the Valuation Date as of which the loan proceeds are paid to the Borrower.

                  (c) A loan that is deemed distributed under section 72(p) of the Code (including interest accrued after the deemed distribution) is considered outstanding for the purpose of Subsection (b) (1) unless it has been repaid (for example, by a plan loan offset).

             15.6 Security for Loan.

                  (a) Security for a loan granted pursuant to this Article must be at least equal to the proceeds of the loan.

                  (b) (1) Not more than fifty percent (50%) of the Borrower's vested interest in the Plan, valued as of the Valuation Date as of which the loan proceeds are paid to the Borrower, may be used as security for a loan granted pursuant to this Article.

                    (2) The amount which is security for the loan shall be allocated first to the vested portion of the Borrower's Voluntary Account (if any), then to his Rollover Account, then to his C-M Account (if any), and finally to his Salary Redirection Account.

                  (c) To the extent that the Administrative Committee determines that additional security is required, the additional security shall consist of such collateral as the Administrative Committee and the Borrower mutually agree upon. The value and liquidity of any additional security shall be such that it may reasonably be anticipated that, in the event of default, the Plan will not lose principal and interest.

             15.7 Interest Rate. The rate of interest to be charged on a given loan shall be determined when that loan is approved by the Administrative Committee, and shall be a rate selected by the Administrative Committee which the Administrative Committee deems to be commensurate with the interest rates being charged at that time by financial institutions which are in the business of making similar types of loans.

             15.8 Installment Note.

                  (a) Each loan shall be evidenced by the Borrower's execution of a personal installment note. Such note shall be an asset of the Account of the Borrower.

                  (b) Each personal installment note shall specify the period of repayment, which shall be up to 60 months from the Valuation Date as of which the loan proceeds are paid to the Borrower. However, if the purpose of the loan is to acquire a dwelling unit which is to be used as the principal residence of the Borrower, the period of repayment may be as long as, but shall not exceed, 180 months.

                  (c) Each personal installment note shall specify the rate of interest being charged on the loan.

             15.9 Repayment of Loan.

                  (a) All loans shall be repaid in equal installments through payroll deductions or in such other manner as the Administrative Committee may determine; provided, however, that payments shall be made at least quarterly. Substantially level amortization of each loan is required over the term of the loan.

                  (b) A Borrower may repay the outstanding balance of a loan in a single sum at any time by notifying the Administrative Committee of his intent to do so and by forwarding to the Administrative Committee payment in full of the outstanding balance, plus interest accrued to the date of payment.

                  (c) All loans from the Plan shall be nonrenewable.

                  (d) The amount of principal and interest repaid by a Borrower shall be credited to that Borrower's Accounts as each repayment is made.

            15.10 Default on Loan.

                  (a) Anything in this Plan to the contrary notwithstanding, in the event that

                    (1) a loan is not repaid by the time the note matures;

                    (2) three consecutive installments of principal and/or interest are not paid;

                    (3) the Borrower dies;

                    (4) the Plan ceases to constitute a qualified plan within the meaning of section 401(a) of the Code;

                    (5) in a case where repayment of the loan is being accomplished by payroll deduction, the Borrower's employment with the Company terminates for any reason, or the Borrower's compensation is discontinued;

                    (6) the Borrower is placed or places himself in bankruptcy;
or

                    (7) any other event occurs which the Administrative Committee, applying standards which would be used in a normal commercial setting by an entity in the business of making similar types of loans, judges to be an event of default or an event which may jeopardize the repayment of the loan, the full balance of the loan, plus accrued interest, shall immediately become due and payable unless the Administrative Committee, in its sole discretion, waives the event of default and makes alternate arrangements to prevent the loss to the Plan of the balance of the loan, plus interest.

                  (b) The Administrative Committee shall give notice of an event of default described in Subsection (a) to the Borrower who has defaulted on his loan (or, in the case of default by death, to the estate of the Borrower). If the balance of the loan and accrued interest are not paid within 30 days after the date of such notice, the Administrative Committee shall be entitled to foreclose upon the Borrower's security immediately or at any later time it may select; provided, however, that the first consideration in selecting a date of foreclosure shall be to prevent disqualification of the Plan.

            15.11 Foreclosure.

                  (a) When the Administrative Committee forecloses upon a Borrower's security, it shall first reduce that Borrower's vested interest in the Plan by the lesser of (1) the full amount of the unpaid balance of the loan, plus accrued interest (determined as of the date of foreclosure), or (2) the entire portion of the Borrower's vested interest in the Plan which is security for the loan.

                  (b) (1) Subsection (a) notwithstanding, in the case of a Borrower who is a Participant, the Administrative Committee shall in no event use that Borrower's Salary Redirection Account or 401(k) Account to reduce his indebtedness unless, as of the date of foreclosure, the Borrower has reached age 59 1/2, retired, terminated his employment with the Company, or suffered a Total Disability, or is eligible to withdraw his Accounts because one of the events described in Section 14.5 has occurred. This restriction shall not apply in the case of foreclosure upon the security of a Borrower who is the beneficiary of a deceased Participant.

                    (2) Subsection (a) notwithstanding, the Administrative Committee shall not use Matching or Profit Sharing Contributions which were allocated to the Borrower's Account less than 24 months prior to the date of foreclosure to reduce that Borrower's indebtedness unless, as of the date of foreclosure, the Borrower has retired or terminated his employment with the Company.

                  (c) When the full amoun7t of the unpaid balance of the loan, plus accrued interest, has been restored to the Plan, any portion of the Borrower's security which remains shall be released and shall no longer be security for any loan.

                  (d) Foreclosing upon a Borrower's security shall not operate as a waiver of the rights of the Administrative Committee, the Company, or the Plan to pursue additional means of preventing loss to the Plan in the event of default on a loan.

            15.12 Deemed Distribution. The provisions of Article VIII notwithstanding, if a Borrower defaults on a loan and the Administrative Committee is entitled to foreclose upon the Borrower's security, the unpaid balance of the loan, plus accrued interest, shall be deemed to be immediately distributed to the Borrower.

                                   ARTICLE XVI

                               GENERAL PROVISIONS
                               ------------------

             16.1 No Employment Rights. Neither the action of the Company in establishing the Plan, nor any provisions of the Plan, nor any action taken by the Company or by the Committee shall be construed as giving to any employee of the Company the right to be retained in its employ, or any right to payment except to the extent of the benefits provided in the Plan to be paid from the Fund.

             16.2 Source of Benefits. All benefits payable under the Plan shall be paid or provided for solely from the Fund, and the Company assumes no liability or responsibility therefor.

             16.3 Governing Law. Except to the extent superseded by ERISA, all questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the state in which the principal place of business of the Company is located.

             16.4 Spendthrift Clause.

                  (a) No benefit payable at any time under this Plan and no interest or expectancy herein shall be anticipated, assigned, or alienated by any Participant or beneficiary, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, except for:

                    (1) an amount necessary to satisfy a federal tax levy made pursuant to section 6331 of the Code;

                    (2) any benefit payable pursuant to a domestic relations order which is determined to be a qualified domestic relations order within the meaning of the Code;

                    (3) an amount that a Participant is ordered or required to pay to the Plan after August 4, 1997 under a judgment, order, decree, or settlement agreement that is described in and complies with section 401(a)(13)(C) of the Code.

                  (b) Any attempt to alienate or assign a benefit hereunder, whether currently or hereafter payable, shall be void. No benefit shall in any manner be liable for or subject to the debts or liability of any Participant or beneficiary. If any Participant or beneficiary attempts to or does alienate or assign his benefit under the Plan or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefit would devolve upon anyone else or would not be enjoyed by him, then the Committee may terminate payment of such benefit and hold or apply it for the benefit of the Participant or beneficiary.

             16.5 Incapacity. If the Committee deems any Participant or beneficiary who is entitled to receive payments hereunder to be incapable of receiving the same by reason of youth, illness, or infirmity or incapacity of any kind, the Committee may, until a claim is made by a conservator or other individual who is legally charged with the care of such person, direct the Trustee to make payments to a relative or friend of such person for such person's benefit. Thereafter, any benefits to which such person is entitled shall be paid to the conservator or other individual legally charged with the care of such person, which shall be a complete discharge to the extent thereof of any and all liability of the Company, any Committee, the Trustee, and the Fund with respect to such person.

             16.6 Participation by Subsidiary. With the prior consent of the Board of Directors, a Participating Subsidiary may adopt this Plan for its employees by action of its board of directors or other governing body. Each amendment to the Plan shall be binding on a Participating Subsidiary which has adopted the Plan, and, by its adoption of the Plan, the Participating Subsidiary shall be deemed to have appointed the Company, any Committee, and the Trustee as its exclusive agents to exercise on its behalf all the power and authority conferred by the Plan and the Trust Agreement upon the Company, the Committee, and the Trustee, respectively. The authority of the Company, the Committee, and the Trustee to act as such agents shall continue until the Participating Subsidiary terminates its participation in the Plan and the benefits payable to Participants employed (or formerly employed) by the Participating Subsidiary have been distributed as provided herein. A Participating Subsidiary may terminate its participation in the Plan at any time by action of its board of directors or other governing body. If the Participating Subsidiary to be a Subsidiary, it may no longer participate in the Plan.

             16.7 Withholding. Any Committee and the Trustee shall have the right to withhold any and all federal, state, and local taxes which may be withheld in accordance with applicable law.

                                   SCHEDULE A

              ADP AND ACP TESTS AND RELATED LIMITS ON CONTRIBUTIONS

                  A.1 Testing Method. The "current year testing method" (as defined in IRS Notice 98-1) shall be used for the ADP Test and the ACP Test through 1999. Thereafter, the "prior year testing method" (as defined in IRS Notice 98-1) shall be used for the ADP test and ACP test.

                  A.2 Definitions. The following definitions shall supplement those set forth in Article II of the Plan:

                           (a) "ACP of the HCEs" shall mean, for a given Plan
Year, the Actual Contribution Percentage for the group of Eligible Employees who are Highly Compensated Employees in that Plan Year.

                  For purposes of the multiple use test set forth in Section A.12, the ACP of the HCEs shall be determined as provided in Section A.12(c).

                           (b) "ACP of the NHCEs" shall mean, for Plan Years
through 1999, the Actual Contribution Percentage for the group of Eligible Employees who are not Highly Compensated Employees in that Plan Year. Effective January 1, 2000, ACP of the NHCEs shall mean the Actual Contribution Percentage for the group of individuals who were non-highly compensated Eligible Employees in the preceding Plan Year, regardless of the employment status of any individual in that group in the current Plan Year. Thus, for a given Plan Year, the ACP of the NHCEs is fixed as of the end of the preceding Plan Year; it is not adjusted for any ensuing change in any individual's employment status (but may be adjusted if the Company makes Qualified Matching Contributions and/or Qualified Nonelective Contributions on behalf of non-highly compensated Eligible Employees, as provided in Section A.10).

                           (c) "Actual Contribution Percentage" shall mean, for
a specific group of Eligible Employees, the average (expressed as a percentage rounded to the nearer one-hundredth of one percent) of the Individual Contribution Percentages of the Eligible Employees in the group.

                  Special rules for determining the Actual Contribution Percentage are set forth in Section A.8(c).

                           (d) "Actual Deferral Percentage" shall mean, for a
specific group of Eligible Employees, the average (expressed as a percentage rounded to the nearer one-hundredth of one percent) of the Individual Deferral Percentages of the Eligible Employees in the group.

                  Special rules for determining the Actual Deferral Percentage are set forth in Section A.4(c).

                           (e) "ADP of the HCEs" shall mean, for a given Plan
Year, the Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees in that Plan Year.

                  For purposes of the multiple use test set forth in Section A.12, the ADP of the HCEs shall be determined as provided in Section A.12(c).

                           (f) "ADP of the NHCEs" shall mean, for a given Plan
Year through 1999, the Actual Deferral Percentage for the group of Eligible Employees who are not Highly Compensated Employees in that Plan Year. Effective January 1, 2000, ADP of NHCEs shall man the Actual Deferral Percentage for the group of individuals who were non-highly compensated Eligible Employees in the preceding Plan Year, regardless of the employment status of any individual in that group in the current Plan Year. Thus, for a given Plan Year, the ADP of the NHCEs is fixed as of the end of the preceding Plan Year; it is not adjusted for any ensuing change in any individual's employment status (but may be adjusted if the Company makes Qualified Nonelective Contributions and/or Qualified Matching Contributions on behalf of non-highly compensated Eligible Employees, as provided in Section A.6).

                           (g) "Excess Aggregate Contributions" shall mean, for
a given Highly Compensated Employee, for a given Plan Year, the dollar amount by which the Highly Compensated Employee's Voluntary Savings and Matching Contributions must be reduced for the Highly Compensated Employee's Individual Contribution Percentage to equal the highest permitted Individual Contribution Percentage for that Plan Year (as described in Section A.9(c)).

                           (h) "Excess Contributions" shall mean, for a given
Highly Compensated Employee, for a given Plan Year, the dollar amount by which the Highly Compensated Employee's Salary Redirection Savings must be reduced for the Highly Compensated Employee's Individual Deferral Percentage to equal the highest permitted Individual Deferral Percentage for that Plan Year (as described in Section A.5(g)).

                           (i) "Excess Deferral" shall mean the excess of (1)
the amount of Salary Redirection Savings plus any other elective deferrals (as defined in section 402(g)(3) of the Code) made in an individual's taxable year pursuant to the individual's election, over (2) the dollar limit in effect under section 402(g) of the Code for that taxable year ($9,500 for 1997; $10,000 for 1998 and 1999).

                           (j) "Individual Contribution Percentage" shall mean
the ratio described in Section A.9.

                           (k) "Individual Deferral Percentage" shall mean the
ratio described in Section A.5.

                  A.3      Return of Excess Deferral.

                           (a)      (1) If a Participant has an Excess Deferral
in any taxable year, he may notify the Committee of the Excess Deferral and request that all or a portion of such Excess Deferral be returned to him. The Committee must receive the Participant's notification by the March 1st after the taxable year of the Participant in which the Excess Deferral occurred.

                                    (2) If a Participant has an Excess Deferral
in any taxable year, taking into account only this Plan and any other cash or deferred arrangement(s) maintained by the Company and Affiliated Companies, he shall be deemed to have requested a return of the Excess Deferral, whether he actually makes the request in accordance with paragraph (1), or not.

                           (b) When a Participant has requested (or is deemed to
have requested) the return of an Excess Deferral, the Committee shall direct the Trustee to distribute to the Participant either:

                                    (1) the amount of the Excess Deferral
requested under Subsection (a)(1) (or, if less, the portion of such amount that does not exceed the Participant's Salary Redirection Savings for such year), plus any income attributable to such amount; or

                                    (2) the total amount of the Excess Deferral,
determined by taking into account only this Plan and any other cash or deferred arrangement(s) maintained by the Company and Affiliated Companies, plus any income attributable to such amount.

                           (c) An Excess Deferral may be distributed in the
taxable year in which it occurs or after the end of that taxable year, but shall in no event be distributed later than April 15th of the year after the year in which it occurs.

                           (d) The Trustee shall determine the income
attributable to an Excess Deferral using any reasonable method that does not violate section 401(a)(4) of the Code and is also used for allocating income to Participants' Accounts. Such method shall be applied consistently to all Excess Deferrals for a given taxable year. Income shall be allocated to an Excess Deferral solely for the taxable year in which the Excess Deferral occurs (or, in the case of an Excess Deferral that is distributed in the taxable year in which it occurs, for the period from the beginning of such taxable year to the date on which the Excess Deferral is distributed) and not for any period thereafter.

                  A.4      Actual Deferral Percentage Test.

                           (a) The Administrative Committee shall cause the ADP
Test to be run as of the last day of each Plan Year that begins after 1986 and may also cause the ADP Test to be run at any time during a given Plan Year. As provided in Section A.1, the "current year testing method" shall be used for the ADP Test through 1999. Effective January 1, 2000 the "prior year testing method" shall be used.

                           (b) The Plan satisfies the ADP Test at a given point
in time if it satisfies one of the two tests described below.

                                    (1) The Plan satisfies the ADP Test if the
ADP of the HCEs is not more than the ADP of the NHCEs multiplied by 1.25.

                                    (2) The Plan satisfies the ADP Test if:

                                        (A) the ADP of the HCEs does not exceed
the ADP of the NHCEs by more than two percentage points, and

                                        (B) the ADP of the HCEs is not more than
the ADP of the NHCEs multiplied by 2.0.

                           (c)      (1) As provided in Section A.2(d), the
Actual Deferral Percentage for a specific group of Eligible Employees is the average (expressed as a percentage rounded to the nearer one-hundredth of one percent) of the Individual Deferral Percentages of the Eligible Employees in the group. In determining the Actual Deferral Percentage, the Committee may treat this Plan and any other cash or deferred arrangement maintained by the Company or an Affiliated Company as a single plan.

                                    (2) If this Plan is treated, for purposes of
section 401(a)(4) or 410(b) of the Code, as one plan with any other cash or deferred arrangement(s) maintained by the Company or an Affiliated Company, this Plan and the other cash or deferred arrangement(s) shall be treated as one plan in determining the Actual Deferral Percentage.

                                    (3) Cash or deferred arrangements that are
aggregated under this Subsection must all have the same plan year and must all use the "current year testing method" (as defined in IRS Notice 98-1) through 1999 and the "prior year testing method" (as defined in IRS Notice 98-1) thereafter.

                           (d) Subsection (c) notwithstanding, plans (or
portions of plans) that must be disaggregated pursuant to Section A.13 shall in no event be aggregated.

                  A.5      Individual Deferral Percentage.

                           (a) For any Plan Year, an Eligible Employee's
Individual Deferral Percentage is the ratio of:

                                    (1) the Eligible Employee's Salary
Redirection Savings for the Plan Year, to

                                    (2) the Eligible Employee's pay for the Plan
Year; provided, however, that any pay attributable to a period before the Eligible Employee becomes a Participant shall not be taken into account.

                           (b) For the purpose of determining the denominator of
the Individual Deferral Percentage, an Eligible Employee's "pay" shall be his Limitation Compensation. An Eligible Employee's pay for any Plan Year (and, thus, the denominator of the Individual Deferral Percentage) shall not be more than the amount set by section 401(a)(17) of the Code, as adjusted for cost-of-living increases.

                           (c) In the case of an Eligible Employee who is a
Highly Compensated Employee, the numerator of the Individual Deferral Percentage shall include any Excess Deferral made in the Plan Year. In the case of an Eligible Employee who is not a Highly Compensated Employee, the numerator shall not include any Excess Deferral.

                           (d) As provided in Section A.9(b), all or any portion
of an Eligible Employee's Salary Redirection Contributions for a given Plan Year may be included in the numerator of the Individual Contribution Percentage, provided that such contributions satisfy the requirements of Treas. Reg. ss.1.401(m)-1(b)(5). Any Salary Redirection Contributions that are added to the numerator of the Individual Contribution Percentage must be subtracted from the numerator of the Individual Deferral Percentage.

                           (e) All or any portion of the Qualified Nonelective
Contributions and/or Qualified Matching Contributions made on behalf of a non-highly compensated Eligible Employee for a given Plan Year may be included in the numerator of the Individual Deferral Percentage, provided that such contributions satisfy the requirements of Treas. Reg. ss.1.401(k)-1(b)(5). The dollar amount of Qualified Nonelective Contributions and/or Qualified Matching Contributions to be added to the numerator of the Individual Deferral Percentage shall be determined by the Committee. Qualified Nonelective Contributions and/or Qualified Matching Contributions included in the numerator of the Individual Deferral Percentage shall in no event be included in the numerator of the Individual Contribution Percentage.

                           (f) If Individual Deferral Percentages of non-highly
compensated Eligible Employees are increased as a result of the inclusion of Qualified Nonelective Contributions and/or Qualified Matching Contributions, the ADP of the NHCEs shall also be increased.

                           (g)      (1) For a given Plan Year, the highest
permitted Individual Deferral Percentage is the highest percentage of Compensation that any Highly Compensated Employee could contribute as Salary Redirection Contributions without causing the Plan to fail the ADP Test. This percentage shall be determined in accordance with Treas.
Reg.ss.1.401(k)-1(f)(2).

                                    (2) The highest permitted Individual
Deferral Percentage applies only to Highly Compensated Employees; it does not apply to non-highly compensated Eligible Employees and shall not affect the contributions of non-highly compensated Eligible Employees in any way.

                           (h) If in any Plan Year a Highly Compensated Employee
participates in this Plan and in any other cash or deferred arrangement(s) (as described in section 401(k) of the Code) maintained by the Company or an Affiliated Company, then, in computing the Individual Deferral Percentage for such Highly Compensated Employee, this Plan and the other cash or deferred arrangement(s) shall be treated as one plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements with plan years ending with or within the same calendar year shall be treated as a single arrangement.

                           (i) Subsection (h) notwithstanding, plans (or
portions of plans) that must be disaggregated pursuant to Section A.13 shall in no event be aggregated.

                  A.6      ADP Test -- Corrective Action.

                           (a) If at any time before the end of a Plan Year the
Committee determines that the Plan does not satisfy the ADP Test, it may reduce the contribution rates (and, thus, the Individual Deferral Percentages) of one or more Participants who are Highly Compensated Employees so that the ADP Test is satisfied. The Administrative Committee shall prescribe such reductions in a uniform and nondiscriminatory manner.

                           (b)      (1) If the Administrative Committee
determines that the Plan does not satisfy the ADP Test, it may recommend that the Company make Qualified Nonelective Contributions and/or Qualified Matching Contributions on behalf of non-highly compensated Eligible Employees. Any such contributions that the Company makes shall be, for Plan Years through 1999, allocated in accordance with Section 7.6 and shall be used to increase the ADP of the NHCEs. For Plan Years after 1999 any such contributions the Company makes shall be remitted to the Trustee for deposit in the Fund by the last day of the Plan Year for which the Plan does not satisfy the ADP Test; shall be allocated as of the last day of the preceding Plan Year in accordance with Section 7.6; and shall be used to increase the ADP of the NHCEs.

                                    (2) As provided in Section A.5(e), Qualified
Nonelective Contributions and/or Qualified Matching Contributions included in the numerator of the Individual Deferral Percentage to help the Plan satisfy the ADP Test shall in no event be included in the numerator of the Individual Contribution Percentage.

                           (c) If, in spite of any corrective action that has
been taken, the Plan does not satisfy the ADP Test as of the last day of a given Plan Year, Excess Contributions shall be returned as described in Section A.7.

                  A.7      Return of Excess Contributions.

                           (a) If the Plan does not satisfy the ADP Test as of
the last day of a given Plan Year, the Committee shall determine the total amount of Excess Contributions for that Plan Year, which shall be the sum of the Excess Contributions of all Highly Compensated Employees. The total amount of Excess Contributions shall be apportioned among the Highly Compensated Employees in accordance with Subsection (c) and shall be distributed to the Highly Compensated Employees in accordance with Subsection (d).

                           (b) The total amount of Excess Contributions shall be
determined after determining the amount of Excess Deferrals and before determining the total amount of Excess Aggregate Contributions.

                           (c) Using the following leveling process, the
Committee shall apportion the total amount of Excess Contributions among the Highly Compensated Employees.

                                    (1) First, Excess Contributions shall be set
aside for the Highly Compensated Employee with the greatest dollar amount of Salary Redirection Savings. The amount set aside for this Highly Compensated Employee shall be an amount which either:

                                        (A) equals the total amount of Excess
Contributions, or

                                        (B) reduces the Highly Compensated
Employee's Salary Redirection Savings to the point at which they equal the Salary Redirection Savings of the Highly Compensated Employee with the second greatest dollar amount of Salary Redirection Savings.

                                    (2) Next, Excess Contributions shall be set
aside for the two Highly Compensated Employees who then have the greatest dollar amount of Salary Redirection Savings. An equal amount shall be set aside for each of these Highly Compensated Employees, until:

                                        (A) the total set aside under paragraph
(1) and this paragraph equals the total amount of Excess Contributions, or

                                        (B) the Salary Redirection Savings of
the two Highly Compensated Employees have been reduced to the point at which they equal the Salary Redirection Savings of the Highly Compensated Employee with the third greatest dollar amount of Salary Redirection Savings.

                                    (3) Next, Excess Contributions shall be set
aside for the three Highly Compensated Employees who then have the greatest dollar amount of Salary Redirection Savings. An equal amount shall be set aside for each of these Highly Compensated Employees, until:

                                        (A) the total set aside under paragraphs
(1) and (2) and this paragraph equals the total amount of Excess Contributions, or

                                        (B) the Salary Redirection Savings of
the three Highly Compensated Employees have been reduced to the point at which they equal the Salary Redirection Savings of the Highly Compensated Employee with the fourth greatest dollar amount of Salary Redirection Savings.

                                    (4) This leveling process shall be repeated
until the Committee has apportioned the total amount of Excess Contributions for the Plan Year.

                           (d) The Administrative Committee shall direct the
Trustee to distribute to each Highly Compensated Employee the amount of Excess Contributions set aside for him under Subsection (c), plus any income attributable thereto. Such amounts shall be distributed no later than the last day of the Plan Year following the Plan Year in which the Excess Contributions were contributed to the Plan.

                           (e) Any Matching Contributions which are attributable
to Excess Contributions and which are not Excess Aggregate Contributions shall be forfeited and shall be used in the future as Matching Contributions.

                           (f) The Trustee shall determine the income
attributable to Excess Contributions using any reasonable method that does not violate section 401(a)(4) of the Code and is also used for allocating income to Participants' Accounts. Such method shall be applied consistently to all Excess Contributions for a given Plan Year. Income shall be allocated to Excess Contributions solely for the Plan Year in which the Excess Contributions are contributed to the Plan and not for any period thereafter.

                  A.8      Actual Contribution Percentage Test.

                           (a) The Committee shall cause the ACP Test to be run
as of the last day of each Plan Year and may also cause the ACP Test to be run at any time during a given Plan Year. As provided in Section A.1, the "current year testing method" shall be used for the ACP Test through 1999. For Plan Years after 1999, the "prior year testing method" shall be used for the ACP Test.

                           (b) The Plan satisfies the ACP Test at a given point
in time if it satisfies one of the two tests described below.

                                    (1) The Plan satisfies the ACP Test if the
ACP of the HCEs is not more than the ACP of the NHCEs multiplied by 1.25.

                                    (2) The Plan satisfies the ACP Test if:

                                        (A) the ACP of the HCEs does not exceed
the ACP of the NHCEs by more than two percentage points, and

                                        (B) the ACP of the HCEs is not more than
the ACP of the NHCEs multiplied by 2.0.

                           (c)      (1) As provided in Section A.2(c), the
Actual Contribution Percentage for a specific group of Eligible Employees is the average (expressed as a percentage rounded to the nearer one-hundredth of one percent) of the Individual Contribution Percentages of the Eligible Employees in the group. In determining the Actual Contribution Percentage, the Committee may treat this Plan and any other plan maintained by the Company or an Affiliated Company to which matching contributions and/or voluntary employee contributions are made as a single plan.

                                    (2) If this Plan is treated, for purposes of
section 401(a)(4) or 410(b) of the Code, as one plan with any other plan(s) maintained by the Company or an Affiliated Company to which matching contributions and/or voluntary employee contributions are made, this Plan and such other plan(s) shall be treated as one plan in determining the Actual Contribution Percentage.

                                    (3) Plans that are aggregated under this
Subsection must all have the same plan year and must all use the "current year testing method" (as defined in IRS Notice 98-1) through 1999 and the "prior year testing method" (as defined in IRS Notice 98-1) thereafter.

                           (d) Subsection (c) notwithstanding, plans (or
portions of plans) that must be disaggregated pursuant to Section A.13 shall in no event be aggregated.

                  A.9      Individual Contribution Percentage.

                           (a) For any Plan Year, an Eligible Employee's
Individual Contribution Percentage is the ratio of:

                                    (1) the Matching Contributions contributed
on behalf of the Eligible Employee for the Plan Year, plus the Eligible Employee's Voluntary Savings for the Plan Year, to

                                    (2) the Eligible Employee's pay for the Plan
Year; provided, however, that any pay attributable to a period before the Eligible Employee becomes a Participant shall not be taken into account.

                           (b)      (1) For the purpose of determining the
denominator of the Individual Contribution Percentage, an Eligible Employee's "pay" shall be his Limitation Compensation. An Eligible Employee's pay for any Plan Year (and, thus, the denominator of the Individual Contribution Percentage) shall not be more than the amount set by section 401(a)(17) of the Code, as adjusted for cost-of-living increases.

                                    (2) All or any portion of an Eligible
Employee's Salary Redirection Savings for a given Plan Year may be included in the numerator of the Individual Contribution Percentage, provided that such contributions satisfy the requirements of Treas. Reg. ss.1.401(m)-1(b)(5). If Salary Redirection Savings are to be added to the numerator of the Individual Contribution Percentage, the dollar amount to be added shall be determined by the Committee. Salary Redirection Savings added to the numerator of the Individual Contribution Percentage must be subtracted from the numerator of the Individual Deferral Percentage.

                                    (3) All or any portion of the Qualified
Matching Contributions and/or Qualified Nonelective Contributions made on behalf of a non-highly compensated Eligible Employee for a given Plan Year may be included in the numerator of the Individual Contribution Percentage, provided that such contributions satisfy the requirements of Treas. Reg. ss.1.401(m)-1(b)(5). The dollar amount of Qualified Matching Contributions and/or Qualified Nonelective Contributions to be added to the numerator of the Individual Contribution Percentage shall be determined by the Committee. Qualified Matching Contributions and/or Qualified Nonelective Contributions included in the numerator of the Individual Contribution Percentage shall in no event be included in the numerator of the Individual Deferral Percentage.

                                    (4) If Individual Contribution Percentages
of non-highly compensated Eligible Employees are increased as a result of the inclusion of Qualified Matching Contributions and/or Qualified Nonelective Contributions, the ACP of the NHCEs shall also be increased.

                           (c)      (1) For a given Plan Year, the highest
permitted Individual Contribution Percentage is the highest percentage of pay (as defined in Subsection (b)(1))] that could be contributed as Voluntary Savings and Matching Contributions by or on behalf of any Highly Compensated Employee without causing the Plan to fail the ACP Test. This percentage shall be determined in accordance with Treas. Reg. ss.1.401(m)-1(e)(2).

                                    (2) The highest permitted Individual
Contribution Percentage applies only to Highly Compensated Employees; it does not apply to non-highly compensated Eligible Employees and shall not affect the contributions of non-highly compensated Eligible Employees in any way.

                           (d) If in any Plan Year a Highly Compensated Employee
participates in this Plan and in any other plan(s) maintained by the Company or an Affiliated Company to which matching contributions (as defined in section 401(m)(4)(A) of the Code) and/or voluntary employee contributions are made, then, in computing the Individual Contribution Percentage for such Highly Compensated Employee, all matching contributions and voluntary employee contributions shall be included in the numerator. If a Highly Compensated Employee participates in two or more such plans that have different plan years, all plans with plan years ending with or within the same calendar year shall be treated as a single plan.

                           (e) Subsection (d) notwithstanding, plans (or
portions of plans) that must be disaggregated pursuant to Section A.13 shall in no event be aggregated.

                  A.10     ACP Test -- Corrective Action.

                           (a) If at any time before the end of a Plan Year the
Committee determines that the Plan does not satisfy the ACP Test, it may reduce the contribution rates (and, thus, the Individual Contribution Percentages) of one or more Participants who are Highly Compensated Employees so that the ACP Test is satisfied. The Committee shall prescribe such reductions in a uniform and nondiscriminatory manner.

                           (b)      (1) If the Committee determines that the
Plan does not satisfy the ACP Test, it may recommend that the Company make Qualified Matching Contributions and/or Qualified Nonelective Contributions on behalf of non-highly compensated Eligible Employees. Any such contributions that the Company makes shall be, for Plan Years through 1999, allocated in accordance with Section 7.6 and shall be used to increase the ACP of the NHCEs. For Plan Years after 1999 any such contributions the Company makes shall be remitted to the Trustee for deposit in the Fund by the last day of the Plan Year for which the Plan does not satisfy the ACP Test; shall be allocated as of the last day of the preceding Plan Year in accordance with Section 7.6; and shall be used to increase the ACP of the NHCEs.

                                    (2) As provided in Section A.9(b)(3),
Qualified Matching Contributions and/or Qualified Nonelective Contributions included in the numerator of the Individual Contribution Percentage to help the Plan satisfy the ACP Test shall in no event be included in the numerator of the Individual Deferral Percentage.

                           (c) If, in spite of any corrective action that has
been taken, the Plan does not satisfy the ACP Test as of the last day of a given Plan Year, the Committee and the Trustee shall dispose of Excess Aggregate Contributions as described in Section A.11.

                  A.11     Disposition of Excess Aggregate Contributions.

                           (a) If the Plan does not satisfy the ACP Test as of
the last day of a given Plan Year, the Committee shall determine the total amount of Excess Aggregate Contributions for that Plan Year, which shall be the sum of the Excess Aggregate Contributions of all Highly Compensated Employees. The total amount of Excess Aggregate Contributions shall be apportioned among the Highly Compensated Employees in accordance with Subsection (c) and shall be disposed of in accordance with Subsection (d).

                           (b) The total amount of Excess Aggregate
Contributions shall be determined after determining both the amount of Excess Deferrals and the total amount of Excess Contributions.

                           (c) Using the following leveling process, the
Committee shall apportion the total amount of Excess Aggregate Contributions among the Highly Compensated Employees.

                                    (1) First, Excess Aggregate Contributions
shall be set aside for the Highly Compensated Employee with the greatest dollar amount of Matching Contributions and Voluntary Savings. The amount set aside for this Highly Compensated Employee shall be an amount which either:

                                        (A) equals the total amount of Excess
Aggregate Contributions, or

                                        (B) reduces the Highly Compensated
Employee's Matching Contributions and Voluntary Savings to the point at which they equal the Matching Contributions and Voluntary Savings of the Highly Compensated Employee with the second greatest dollar amount of Matching Contributions and Voluntary Savings.

                                    (2) Next, Excess Aggregate Contributions
shall be set aside for the two Highly Compensated Employees who then have the greatest dollar amount of Matching Contributions and Voluntary Savings. An equal amount shall be set aside for each of these Highly Compensated Employees, until:

                                        (A) the total set aside under paragraph
(1) and this paragraph equals the total amount of Excess Aggregate Contributions, or

                                        (B) the Matching Contributions and
Voluntary Savings of the two Highly Compensated Employees have been reduced to the point at which they equal the Matching Contributions and Voluntary Savings of the Highly Compensated Employee with the third greatest dollar amount of Matching Contributions and Voluntary Savings.

                                    (3) Next, Excess Aggregate Contributions
shall be set aside for the three Highly Compensated Employees who then have the greatest dollar amount of Matching Contributions and Voluntary Savings. An equal amount shall be set aside for each of these Highly Compensated Employees, until:

                                        (A) the total set aside under paragraphs
(1) and (2) and this paragraph equals the total amount of Excess Aggregate Contributions, or

                                        (B) the Matching Contributions and
Voluntary Savings of the three Highly Compensated Employees have been reduced to the point at which they equal the Matching Contributions and Voluntary Savings of the Highly Compensated Employee with the fourth greatest dollar amount of Matching Contributions and Voluntary Savings.

                                    (4) This leveling process shall be repeated
until the Committee has apportioned the total amount of Excess Aggregate Contributions for the Plan Year.

                           (d) The Excess Aggregate Contributions set aside for
a given Highly Compensated Employee, plus any income attributable thereto, shall be distributed to the Highly Compensated Employee no later than the last day of the Plan Year following the Plan Year in which the Excess Aggregate Contributions were contributed to the Plan.

                           (e) The Trustee shall determine the income
attributable to Excess Aggregate Contributions using any reasonable method that does not violate section 401(a)(4) of the Code and is also used for allocating income to Participants' Accounts. Such method shall be applied consistently to all Excess Aggregate Contributions for a given Plan Year. Income shall be allocated to Excess Aggregate Contributions solely for the Plan Year in which the Excess Aggregate Contributions are contributed to the Plan and not for any period thereafter.

                  A.12     Multiple Use Test.

                           (a)      (1) In addition to complying with the
limitations imposed by other provisions of this Plan, the Plan must satisfy the "multiple use" test described in this Section. The Plan satisfies the multiple use test if the sum of the ADP of the HCEs and the ACP of the HCEs does not exceed the aggregate limit described in Subsection (b).

                                    (2) For a given Plan Year, the Plan
automatically satisfies the multiple use test unless the Plan both (A) satisfies the ADP Test by means of the test described in Section A.4(b)(2), and (B) satisfies the ACP Test by means of the test described in Section A.8(b)(2).

                           (b) The aggregate limit for a given Plan Year is the
greater of the amounts described in paragraphs (1) and (2) below:

                                    (1) This amount is the sum of (A) and (B):

                                        (A) one hundred twenty-five percent
(125%) of the greater of (i) the ADP of the NHCEs or (ii) the ACP of the NHCEs;

         plus

                                        (B) two percentage points plus the
lesser of (i) the ADP of the NHCEs or (ii) the ACP of the NHCEs. In no event, however, shall the amount determined under this clause (B) be more than twice the lesser of the ADP of the NHCEs or the ACP of the NHCEs.

                                    (2) This amount is the sum of (A) and (B):

                                        (A) one hundred twenty-five percent
(125%) of the lesser of (i) the ADP of the NHCEs or (ii) the ACP of the NHCEs;

         plus

                                        (B) two percentage points plus the
greater of (i) the ADP of the NHCEs or (ii) the ACP of the NHCEs. In no event, however, shall the amount determined under this clause (B) be more than twice the greater of the ADP of the NHCEs or the ACP of the NHCEs.

                           (c) For purposes of the multiple use test, the ADP of
the HCEs and the ACP of the HCEs shall be determined after any corrective distributions of Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions have been made. The ADP of the HCEs shall be deemed to equal the highest permitted Individual Deferral Percentage for the Plan Year, and the ACP of the HCEs shall be deemed to equal the highest permitted Individual Contribution Percentage for the Plan Year.

                           (d) If the Plan does not satisfy the multiple use
test as of the last day of a given Plan Year, the ACP of the HCEs shall be reduced by the process described in Section A.11.

                  A.13     Disaggregation.

                           (a) Sections A.4, A.5, A.6, and A.7 (ADP Test),
Sections A.8, A.9, A.10, and A.11 (ACP Test), and Section A.12 (multiple use test) shall be applied separately to the group of Eligible Employees who are covered by collective bargaining agreements and the group of Eligible Employees who are not covered by any collective bargaining agreement.

                           (b) If for any Plan Year the Plan is disaggregated
into component plans for purposes of coverage testing under section 410(b) of the Code, it shall be disaggregated in the same manner for purposes of Sections A.4, A.5, A.6, and A.7 (ADP Test), Sections A.8, A.9, A.10, and A.11 (ACP Test), and Section A.12 (multiple use test).

                           (c) For any Plan Year, the Plan may be disaggregated
into component plans as described in Treas. Reg. ss.1.410(b)-6(b)(3). If the Plan is permissively disaggregated in this fashion, each component plan must separately pass the ADP Test, the ACP Test, and the multiple use test and must separately satisfy the coverage requirement of section 410(b) of the Code.

                                   SCHEDULE B

                  DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES

                  B.1 Introduction. Highly Compensated Employees for a given Plan Year shall be the employees who are described below. The determination as to whether an employee is a Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and the regulations thereunder. The provisions of this Schedule shall be effective January 1, 1997, and, for the purpose of determining which employees are Highly Compensated Employees for 1997, such provisions shall be treated as if they were in effect during 1996.

                  B.2 Determination. "Highly Compensated Employee" shall mean any employee of the Company or an Affiliated Company who:

                      (a) was at any time during either the Determination Year or the Look-Back Year a five-percent (5%) owner (as defined in section 416(i)(1)(B) of the Code); or

                      (b) (1) was in the Top-Paid Group for the Look-Back Year, if the Board of Directors has elected to have this condition apply, and (2) had Income during the Look-Back Year which is in excess of $80,000 (as adjusted for cost-of-living increases).

                  Employees who are non-resident aliens who receive no U.S.-source income from the Company or any Affiliated Company shall not be treated as employees for the purpose of this Section.

                  B.3 Definitions. The following definitions shall supplement those set forth in Article II of the Plan:

                      (a) "Determination Year" shall mean the Plan Year for which the determination of Highly Compensated Employees is being made.

                      (b) "Look-Back Year" shall mean the 12 months immediately preceding the first day of the Determination Year.

                      (c) "Top-Paid Group" shall mean the group consisting of the top twenty percent (20%) of employees of the Company and all Affiliated Companies for the Look-Back Year, when employees are ranked on the basis of their Income for the Look-Back Year. Solely for purposes of determining the number of employees to be included in such group, the following employees shall not be counted:

                          (1) employees who have not completed six months of
employment by the end of the Look-Back Year;

                          (2) employees who normally work fewer than 17 1/2
hours per week;

                          (3) employees who normally work not more than six
months during any year;

                          (4) employees who have not attained age 21 by the end
of the Look-Back Year.

                          (5) employees who are non-resident aliens who receive
no U.S. source of income from the Company or any Subsidiary.

                  Employees covered by a collective bargaining agreement shall be counted in determining the number of employees to be included in the Top-Paid Group unless ninety percent (90%) or more of the employees of the Company and all Affiliated Companies are covered by collective bargaining agreements and this Plan covers only employees who are not covered by collective bargaining agreements. In such a case, employees covered by a collective bargaining agreement shall not be counted in determining the number of employees to be included in the Top-Paid Group.

                  B.4 Highly Compensated Former Employees. For a given Determination Year, an individual is a Highly Compensated Former Employee if he separated from service before the first day of the Determination Year and if he was a Highly Compensated Employee (as determined under Section B.2) during either (a) the year he separated from service or (b) any Determination Year ending on or after his 55th birthday.

                                   SCHEDULE C

                               DISTRIBUTION DATES

                  C.1      Mandatory Benefit Commencement Date.

                           (a) Distribution of a Participant's benefits under
this Plan shall commence by his Mandatory Benefit Commencement Date.

                           (b) Effective January 1, 1997, unless Subsection (c)
applies, a Participant's Mandatory Benefit Commencement Date shall be the April 1st that follows the later of:

                               (1) the end of the calendar year in which the
Participant attains age 70 1/2, or

                               (2) the end of the calendar year in which the
Participant's employment with the Company and all Affiliated Companies terminates.

                           (c) Subsection (b) shall not apply in the case of a
Participant who is a five-percent (5%) owner (as defined in section 416(i)(1)(B) of the Code) during the Plan Year in which he attains age 70 1/2. Such a Participant's Mandatory Benefit Commencement Date shall be the April 1st that follows the end of the calendar year in which he attains age 70 1/2, even if he is still working on that date.


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                           (d) If a Participant is affected by the distribution
rule for five-percent (5%) owners set forth in Subsection (c) and is still employed by the Company or an Affiliated Company when he reaches his Mandatory Benefit Commencement Date, he shall receive benefits in accordance with Section
C.2. Once distribution to a five-percent (5%) owner has commenced, distribution shall continue even if the Participant ceases to be a five-percent (5%) owner.

                           (e) A Participant who is not a five-percent (5%)
owner and who attains age 70 1/2in 1997, 1998, or 1999 has a special benefit commencement option. Such a Participant may elect to begin receiving benefit payments while he is still employed by the Company or an Affiliated Company. A Participant who makes this election shall receive benefits in accordance with Section C.3. An election under this Subsection shall be made in the manner prescribed by the Committee.

                           (f) If distribution to a Participant who is not a
five-percent (5%) owner commenced before the Participant terminated his employment with the Company and all Affiliated Companies, in accordance with the provisions of the Plan and applicable law as in effect before January 1, 1997, distribution shall not be affected by the provisions of Subsection (a), but shall continue uninterrupted.


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                  C.2      Benefits Payable to Five-Percent (5%)Owners.

                           (a) If a Participant is affected by the distribution
rule for five-percent (5%) owners (set forth in Section C.1(c)) and is still employed by the Company or an Affiliated Company when he reaches his Mandatory Benefit Commencement Date, he shall begin to receive benefits on his Mandatory Benefit Commencement Date. Payments from his Accounts shall be made in accordance with the minimum distribution rules of section 401(a)(9) of the Code unless the Participant makes the election described in Subsection (b).

                           (b)      (1) A Participant whose benefits are to
commence while he is still employed may elect to receive the total balance in his Accounts in a single-sum payment on his Mandatory Benefit Commencement Date. Such an election shall be made in the manner prescribed by the Committee and may be made at any time until the date that is 14 days before the Participant's Mandatory Benefit Commencement Date.

                                    (2) A Participant who has received a total
distribution under paragraph (1) shall thereafter receive the total balance in his Accounts at the end of each calendar year (including the calendar year that contains his Mandatory Benefit Commencement Date) until he retires.


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

                  C.3      Special Benefit Commencement Option.

                           (a) A Participant who is not a five-percent (5%)
owner but who has made the election described in Section C.1(e) shall begin to receive benefits as soon as administratively practicable after he makes his election. The Participant shall be treated as if he were a five-percent (5%) owner, and payments from his Accounts shall be made in accordance with the minimum distribution rules of section 401(a)(9) of the Code unless he makes the election described in Subsection (b).

                           (b)      (1) A Participant whose benefits are to
commence while he is still employed may elect to receive the total balance in his Accounts in a single-sum payment on his benefit commencement date. Such an election shall be made in the manner prescribed by the Committee and may be made at any time until the date that is 14 days before the Participant's benefit commencement date.

                                    (2) A Participant who has received a total
distribution under paragraph (1) shall thereafter receive the total balance in his Accounts at the end of each calendar year (including the calendar year that contains his benefit commencement date) until he retires.

                  C.4 Distribution Upon Retirement. Benefit payments under Section C.2 or C.3 shall continue for so long as the Participant continues his employment with the Company or an Affiliated Company. When the Participant retires, the balance remaining in his Accounts shall be distributed to him in a single-sum payment.


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

                  C.5      Valuation of Accounts.

                           (a) For the purpose of making a minimum distribution
under section 401(a)(9) of the Code to a Participant who is still employed, the Participant's Accounts shall be valued as follows:

                                    (1) The amount to be distributed on the
Participant's benefit commencement date shall be based on the value of his Accounts as of the last Valuation Date in the second calendar year preceding the calendar year that contains his benefit commencement date.

                                    (2) The amount to be distributed by the end
of the calendar year that contains the Participant's benefit commencement date shall be based on (A) the value of the Participant's Accounts as of the last Valuation Date in the calendar year preceding the calendar year that contains the benefit commencement date, minus (B) the amount distributed on the benefit commencement date.

                                    (3) The amount to be distributed by the end
of each calendar year after the calendar year that contains the Participant's benefit commencement date shall be based on the value of the Participant's Accounts as of the last Valuation Date in the preceding calendar year, minus the distribution for the preceding calendar year.


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

                           (b) The value of the Participant's Accounts
determined under Subsection (a)(1), (2), or (3) shall be increased by any additional contributions and forfeitures that are allocated to the Accounts after the relevant Valuation Date, but as of dates that fall within the calendar year containing the relevant Valuation Date.

                  C.6 Construction. This Schedule shall be construed to comply with section 401(a)(9) of the Code and the regulations thereunder, and shall be effective January 1, 1997.


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


                                   SCHEDULE D

                                USERRA PROVISIONS

                  D.1      USERRA Coverage.

                           (a) Certain provisions of this Plan apply only to an
individual who has been absent from work due to military service (either because he was inducted or because he volunteered for military service) and who is covered under USERRA. An individual is covered under USERRA if:

                                    (1) he was employed by the Company
immediately before he entered military service and he gave the Company advance notice of his military service, unless advance notice was prevented by military necessity or it was impossible or unreasonable, under the circumstances, to give advance notice;

                                    (2) he has been absent from work due to
military service for five years or less;

                                    (3) he has received an honorable discharge
or otherwise satisfactorily completed his military service;

                                    (4) he reports back to work or applies for
reemployment in a timely fashion, as specified in Subsection (b); and

                                    (5) his reemployment is initiated on or
after December 12, 1994.


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

                           (b) An employee returning from military service has
reported back to work or applied for reemployment in a timely fashion and meets the requirement of Subsection (a)(4) if:

                                    (1) his period of military service was less
than 31 days (or he was absent due to a fitness exam) and he reports back to work not later than the first regularly scheduled work period after he has had an eight-hour break and time for travel back home; or

                                    (2) his period of military service was 31
days to 180 days long and he applies for reemployment not more than 14 days after he completes military service; or

                                    (3) his period of military service was more
than 180 days long and he applies for reemployment within 90 days after he completes military service; or

                                    (4) he does not meet the time limit
applicable to him under paragraph (1), (2), or (3) but he reports back to work or applies for reemployment within a period of time that is "reasonable" within the meaning of section 4312(e) of USERRA.

                  D.2 Vesting Credit. If an employee has been absent from work due to military service and he meets the requirements for coverage under USERRA, he shall be credited with Service toward vesting for his period of military service.


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

                  D.3      Participant's Make-Up Contributions.

                           (a)      (1) If a Participant has been absent from
work due to military service and he meets the requirements for coverage under USERRA, he shall have the right to make up the Salary Redirection Contributions and Voluntary Savings he could have contributed if he had been actively employed by the Company during his period of military service.

                                    (2) A Participant's make-up Salary
Redirection Contributions may be for the same percentage as provided under the terms of the Plan of his Projected Pay (as defined in Section D.5).

                                    (3) A Participant's make-up Voluntary
Savings may be for the same percentage as provided under the terms of the Plan of his Projected Pay.

                           (b) Make-up contributions shall be made pursuant to
an election by the Participant. The election, which shall be made in the manner prescribed by the Committee, shall specify:

                                    (1) the percentage of his Projected Pay that
the Participant is contributing as make-up Salary Redirection Savings, and


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

                                    (2) the percentage of his Projected Pay that
the Participant is contributing as make-up Voluntary Savings, and

                                    (3) the year to which such make-up
contributions shall relate.

                           (c) Make-up Salary Redirection Contributions and
Voluntary Savings may be deducted from a Participant's current Compensation or may be paid by the Participant to the Trustee in cash, or both, as the Participant elects. Make-up contributions must be made within a period that is three times the length of the Participant's period of military service (not to exceed five years); such period shall begin on the Participant's reemployment date.

                           (d)      (1) A Participant may at any time:

                                        (A) change the percentage he is
contributing as make-up Salary Redirection Contributions and/or make-up Voluntary Savings to any other percentage permitted under Subsection (a), or

                                        (B) stop his make-up contributions.

                                    (2) If make-up contributions are being
deducted from the Participant's current Compensation, any change or cancellation shall become effective as soon as administratively practicable following the date on which the Committee receives notice of the change or cancellation.


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

                           (e) Make-up Salary Redirection Savings allocated to a
Participant's Accounts shall in no event exceed the dollar limit on elective deferrals under section 402(g) of the Code for the prior taxable year of the Participant to which they relate. If the dollar limit is exceeded with respect to any prior taxable year, amounts that would otherwise be paid into the Fund as make-up Salary Redirection Savings shall instead be paid to the Participant in cash.

                           (f)      (1) Make-up Salary Redirection Savings shall
not be included in any ADP Test unless and until federal law and/or regulations promulgated by the Internal Revenue Service require their inclusion.

                                    (2) Make-up Voluntary Savings shall not be
included in any ACP Test unless and until federal law and/or regulations promulgated by the Internal Revenue Service require their inclusion.

                                    (3) As provided in Section 2.5, make-up
Salary Redirection Contributions and Voluntary Savings shall be included in determining the amount of a Participant's Annual Additions for the Limitation Year to which they relate (not the Limitation Year in which they are actually contributed).


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

                  D.4      Make-Up Matching Contributions.

                           (a) As provided in Section D.3, a Participant who has
been absent from work due to military service and who meets the requirements for coverage under USERRA shall have the right to make up the Salary Redirection Savings he might have contributed during his period of military service. If the Participant does make up Salary Redirection Savings, the Company shall contribute make-up Matching Contributions.

                           (b) A Participant's make-up Salary Redirection
Savings shall be matched at the same rate as the Salary Redirection Contributions of other Participants for the prior Plan Year to which the make-up Salary Redirection Contributions relate.

                           (c)      (1) Make-up Matching Contributions shall not
be included in any ACP Test unless and until federal law and/or regulations promulgated by the Internal Revenue Service require their inclusion.

                                    (2) As provided in Section 2.5, make-up
Matching Contributions shall be included in determining the amount of a Participant's Annual Additions for the Limitation Year to which they relate (not the Limitation Year in which they are actually contributed).


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


                  D.5      Projected Pay.

                           (a) For any Participant who has been absent from work
due to military service and who meets the requirements for coverage under USERRA, "Projected Pay" shall mean the annual rate of pay the Participant would have received for a given Plan Year of military service if he had been actively employed by the Company during that Plan Year. If this rate of pay is not reasonably certain, a Participant's Projected Pay for each Plan Year of military service shall be the annualized average of the monthly compensation paid to him by the Company for the 12 months immediately preceding the beginning of his period of military service (or the annualized average of the monthly compensation paid to him by the Company for his entire period of employment, if he was employed for fewer than 12 months before his military service began).

                           (b) A Participant's annual Projected Pay shall not be
more than the amount in effect under section 401(a)(17) of the Code for the Plan Year to which the Projected Pay relates.


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

                  D.7 Forfeitures. No forfeitures shall be allocated to a Participant's Account for any Plan Year during which the Participant is absent from work due to military service, whether the Participant meets the requirements for coverage under USERRA or not.


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


                                   SCHEDULE E

                           Participating Subsidiaries



                                                     Participation
Subsidiary                                         Commencement Date
----------                                         -----------------

Cannon-Muskegon Corporation                          January 1, 1989

The Arnold Engineering Co.

         Non-union                                   April 1, 1987

         Marengo union employees                     August 1, 1992

         Sevierville union employees                 August 1, 1996

Flexmag Industries, Inc.                             June 14, 1996

Magnetic Technologies Corporation                    January 1, 1998

Lake Erie Design Co., Inc.                           April 1, 1998

Howell Penncraft, Inc.                               July 1, 1998

Greer Stop Nut, Inc.                                 October 1, 1997

Non-Ferrous Bolt & Mfg. Co.                          April 1, 1999



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


                                   SCHEDULE F

                               Special Provisions



                  F.1 Former Magnetic Technologies Corporation Profit Sharing Plan and Trust Participants -- Optional Form of Benefit. In addition to the form of payment options contained in Section 8.7(a), an employee who formerly participated in the Magnetic Technologies Corporation Profit Sharing Plan and Trust prior to becoming a Participant in this Plan shall be eligible to receive a distribution of that portion of his Participant Account which was transferred into this Plan from the Magnetic Technologies Corporation Profit Sharing Plan and Trust in installment payments over a period certain in monthly, quarterly, semi-annual, or annual cash installments. The period over which payment is to be made shall not extend beyond the life expectancy of the Participant and his designated beneficiary.

                  F.2 Former Lake Erie Design Co., Inc. Retirement Savings Plan Participants -- Normal Form of Benefit.

                           (a)      (1) The "normal form" of benefit for an
unmarried Participant with respect to that portion of his Participant Account which was transferred into this Plan shall be a single life annuity, with equal monthly installments payable to the Participant for his lifetime. The single life annuity shall be the actuarial equivalent of the vested portion of the balance in the Participant's Accounts.


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

                                    (2) The "normal form" of benefit for a
married Participant with respect to that portion of his Participant Account which was transferred into this Plan shall be a joint and 50% surviving spouse annuity (i.e., an annuity for the life of the Participant with monthly installments payable after the death of the Participant to such Participant's spouse, if then living, for the life of the spouse, in an amount equal to fifty percent (50%) of the monthly benefit paid to the Participant during his lifetime). The joint and 50% surviving spouse annuity shall be the actuarial equivalent of a single life annuity for the life of the Participant and shall also be the actuarial equivalent of the vested portion of the balance in the Participant's Accounts.

                                    (3) A Participant's benefit shall be paid in
his normal form of benefit unless the Participant elects to receive one of the other forms of benefit available under the Plan. Any such election shall be made in accordance with the provisions of Subsections (e) through (h).

                           (b)      (1) Death benefits shall be paid to the
designated beneficiary of an unmarried Participant in the form of a single-sum payment that is equal to the vested portion of the balance in the deceased Participant's Accounts. Death benefits payable in a single sum shall be distributed to the beneficiary named by the Participant no later than one year after the Participant's death.

                                    (2) Death benefits shall be paid to the
surviving spouse of a married Participant in the form of an annuity for the life of the spouse that is the actuarial equivalent of the vested portion of the balance in the deceased Participant's Accounts. Such benefit shall commence (A) on the first day of any month on which the Participant could have elected to receive immediate retirement benefits, but not later than the date that would have been the Participant's Normal Retirement Date, as elected in writing by the surviving spouse; or (B) if the Participant dies on or after his Normal Retirement Date, on the first day of the month following the month in which he dies.

                           (c)      (1) Subsection (c)(2) notwithstanding, a
married Participant may elect, during the period beginning on the first day of the Plan Year in which he attains age 35 and ending on the date of his death, to have death benefits be payable in a single sum to his spouse or to any other beneficiary, if the Participant's spouse consents in writing in the form and manner described in Subsection (l).

                                    (2) A married Participant may revoke an
election under this Subsection at any time prior to his death, and may make and revoke such an election any number of times.

                                    (3) Death benefits payable in a single sum
shall be distributed to the beneficiary named by the Participant no later than one year after the Participant's death.


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

                                    (4) The Administrative Committee shall
provide the Participant with written information relating to the terms and conditions of the qualified pre-retirement surviving spouse annuity ("QPSA"); the rules relating to the waiver of the QPSA and the revocation of any waiver; and the rights of the Participant's spouse with respect to the QPSA. This information shall be provided:

                                        (A) once during the Plan Year in which
the Participant attains age 32, 33, or 34, or, if later, within a reasonable period of time after the Participant first begins to participate in the Plan;

                                        (B) in the case of a Participant who
terminates his employment before attaining age 35 and before receiving such written information, within a reasonable period of time after the Participant's termination of employment; and

                                        (C) in the case of a Participant to whom
the QPSA has not previously applied, within a reasonable period of time after such benefit first applies to the Participant.

                           (d)      (1) Annuities payable under this Section
shall be purchased from an insurance company selected by the Administrative Committee. The terms of any annuity contract purchased and distributed by the Plan shall comply with the requirements of the Plan.

                                    (2) For the purposes of this Section,
"actuarial equivalent" shall mean of equal actuarial value, based upon the factors and assumptions utilized by the insurance company from which the [Administrative] Committee will purchase annuity contracts.

                           (e) Not more than 90 days nor less than 30 days
before his benefits are to commence, a Participant shall receive from the Administrative Committee a written explanation of:

                                    (1) the terms and conditions of his normal
form of benefit;

                                    (2) the Participant's right to waive the
normal form of benefit and the effect of such a waiver;

                                    (3) the rights of the Participant's spouse
with respect to any waiver; and

                                    (4) the Participant's right to revoke an
election to receive an optional form of benefit and the effect of such a revocation.

                           (f) The date on which the Participant receives the
written explanation described in Subsection (e) marks the beginning of the Participant's benefit election period. The benefit election period shall run for at least 30 days but not more than 90 days, except as otherwise provided in Subsection (j).

                           (g) The Participant may elect to receive an optional
form of benefit at any time during his benefit election period by following the election procedure prescribed by the Administrative Committee.


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

                           (h) If the Participant has a spouse, his election of
an optional form of benefit shall be given effect only if his spouse consents to the election in the form and manner described in Subsection (l).

                           (i) A Participant shall have the right to revoke his
election of an optional form of benefit. A revocation may be made at any time (and any number of times) during the Participant's benefit election period and may be made without the consent of the Participant's spouse.

                           (j) In general, the benefit election period must run
for at least 30 days before any distribution may be made. However, distribution may be made or may commence at any time that is more than seven days after the Participant has received the written explanation described in Subsection (e), if the Participant elects (with spousal consent, if applicable) to waive his right to a 30-day benefit election period.

                           (k) The written explanation described in Subsection
(e) may be provided to the Participant after his "annuity starting date" (as defined in Treas. Reg.ss.1.401(a)-20, Q&A-10). In such a case, the rules of Subsection (j) shall apply, and the Participant's actual benefit commencement date shall be after his annuity starting date.

                           (l) A married Participant may elect to receive an
optional form of benefit only if:

                                        (A) his spouse consents in writing not
to receive the normal form of benefit and, if applicable, consents in writing to the specific beneficiary designated by the Participant pursuant to his election;

                                        (B) the spouse's consent acknowledges
its own effect; and

                                        (C) the spouse's consent is witnessed by
a Plan representative or a notary public.

                           (m) A married Participant may elect to waive his
right to a 30-day benefit election period only if his spouse consents in the form and manner described in Subsection (l).

                           (n) A Participant is not required to comply with the
spousal consent rules if he establishes to the satisfaction of a Plan representative either that he has no spouse or that his spouse cannot be located, or if he is legally separated or has been abandoned (within the meaning of local law) and has a court order to that effect.

                  F.3 Forfeitures from Lake Erie Design Co., Inc. Retirement Savings Plan. To the extent that assets transferred into this Plan from the Lake Erie Design Co., Inc. Retirement Savings Plan ("Lake Erie Plan") consist of plan forfeitures from the Lake Erie Plan, such forfeitures will be used to offset any required future Company matching contributions for those Participants who had their account balances transferred into this Plan from the Lake Erie Plan.


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

                  F.4 Vesting in Account Balances of Former Lake Erie Plan Participants. Each Participant who formerly participated in the Lake Erie Plan and who had his account balance in the Lake Erie Plan transferred into this Plan shall be fully vested with respect to any amounts transferred into this Plan.

                  F.5 Employer Matching Provisions for Employees of Howell Penncraft, Inc. Notwithstanding anything in the Plan to the contrary, commencing on July 1, 1998 and continuing through December 31, 1998, on behalf of each employee of Howell Penncraft, Inc., the Company will contribute out of its accumulated earnings and profits, and pay (or cause to be paid) to the Trustee and/or Insurance Company for each Participant a base amount, which shall be referred to as a Matching Company Contribution, to be allocated to the Participants Company Matching Account an amount as follows:

                           (a) an amount equal to fifteen percent (15%) of the
first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions contributed in any month during the first through fifth years of the Participant's Service;

                           (b) an amount equal to twenty percent (20%) of the
first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions contributed in any month during the sixth through 10th years of the Participant's Service; and


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

                           (c) an amount equal to twenty-five percent (25%) of
the first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions contributed in any month during the 11th and all subsequent years of the Participant's Service.

                  Effective January 1, 1999, each Employee of Howell Penncraft, Inc. shall be credited with Company Matching Contributions as set forth in
Section 5.1.

                  F.6 Employer Matching Provisions for Employees of Non-Ferrous Bolt & Mfg. Co. Notwithstanding anything in the Plan to the contrary, commencing on April 1, 1999, on behalf of each employee of Non-Ferrous Bolt & Mfg. Co., the Company will contribute out of its accumulated earnings and profits, and pay (or cause to be paid) to the Trustee and/or Insurance Company for each Participant a base amount, which shall be referred to as a Matching Company Contribution, to be allocated to the Participants Company Matching Account an amount equal to fifty percent (50%) of the first six percent (6%) of the Participant's Compensation that is deferred through Pre-Tax Salary Redirection Contributions contributed in any month.


                                     -180-